SERVICING AGREEMENT

                                      among

                POINT WEST CAPITAL CORPORATION, as the Servicer,

                ALLEGIANCE CAPITAL, LLC, as the Special Servicer,

                                   *** as the Servicing Advisor,

                  ALLEGIANCE FUNDING CORP. I, as the Depositor,

                                       and

            MANUFACTURERS AND TRADERS TRUST COMPANY, as the Trustee,







-------------------------------------------------------------------------------

                           Dated as of August 1, 1998


***Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.


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


                                TABLE OF CONTENTS

                                                                                                               Page


ARTICLE ONE
DEFINITIONS

         Section 1.01      Defined Terms..........................................................................2
         Section 1.02      Certain Rules of Construction..........................................................6

ARTICLE TWO
REPRESENTATIONS AND WARRANTIES

         Section 2.01      Servicer Representations and Warranties................................................7
         Section 2.02      Special Servicer Representations and Warranties........................................8
         Section 2.03      Servicing Advisor Representations and Warranties.......................................9

ARTICLE THREE
ADMINISTRATION AND SERVICING OF LOANS

         Section 3.01      Responsibilities of the Servicer......................................................12
         Section 3.02      Responsibilities of Special Servicer..................................................12
         Section 3.03      Responsibilities of the Servicing Advisor.............................................15
         Section 3.04      Servicing Standard of Care............................................................15
         Section 3.05      Lockbox Account; Remittances..........................................................15
         Section 3.06      Financing Statements; Title Filings...................................................16
         Section 3.07      Maintenance of Insurance Policy;  Insurance Proceeds..................................16
         Section 3.08      No Offset.............................................................................16
         Section 3.09      Servicing Compensation................................................................17
         Section 3.10      Prepayments Permitted; Substitution or Purchase of Loans..............................18
         Section 3.11      Due-on-Sale Clauses; Assumptions; Due-on-Encumbrance Clauses..........................19
         Section 3.12      Realization Upon Defaulted Loans......................................................20
         Section 3.13      Title and Management of Repossessed Collateral........................................22
         Section 3.14      Sale of Defaulted Loans and Repossessed Collateral....................................24
         Section 3.15      Modifications, Waivers, Amendments and Consents.......................................26

ARTICLE FOUR
ACCOUNTINGS, STATEMENTS AND REPORTS

         Section 4.01      Reports...............................................................................29
         Section 4.02      Financial Statements; Certification as to Compliance; Notice of Default...............30
         Section 4.03      Annual Independent Accountants' Reports...............................................32
         Section 4.04      Access to Certain Documentation and Information.......................................32
         Section 4.05      Other Necessary Data..................................................................33


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


                                                                                                               Page
ARTICLE FIVE
THE SERVICER, THE SPECIAL SERVICER AND THE DEPOSITOR

         Section 5.01      Indemnification.......................................................................34
         Section 5.02      Corporate Existence; Reorganizations..................................................34
         Section 5.03      Limitation on Liability of the Servicer, the Special Servicer, the Servicing Advisor ...
                           and Others.      .....................................................................35
         Section 5.04      The Servicer, the Special Servicer and the Servicing Advisor Not to Resign............36
         Section 5.05      Depositor Indemnification.............................................................36

ARTICLE SIX
SERVICING TERMINATION

         Section 6.01      Events of Default.....................................................................37
         Section 6.02      Appointment of Successor Servicer; Taking of Bids.....................................38
         Section 6.03      Effects of Termination................................................................40
         Section 6.04      No Effect on Other Parties. ..........................................................40
         Section 6.05      Waiver of Past Defaults...............................................................40
         Section 6.06      Notification to Certificateholders and the Certificateholder Agent....................40

ARTICLE SEVEN
GENERAL PROVISIONS

         Section 7.01      Termination of the Agreement..........................................................41
         Section 7.02      Amendments............................................................................41
         Section 7.03      Governing Law.........................................................................42
         Section 7.04      Notices...............................................................................42
         Section 7.05      Severability of Provisions............................................................42
         Section 7.06      Binding Effect........................................................................42
         Section 7.07      Article Headings and Captions.........................................................42
         Section 7.08      Legal Holidays........................................................................42
         Section 7.09      Assignment for Security for the Certificates. ........................................43
         Section 7.10      No Servicing Assignment...............................................................43
         Section 7.11      Notifications.........................................................................43
         Section 7.12      Successor Servicer....................................................................43


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




         This  SERVICING  AGREEMENT  (this  "Agreement"),  dated as of August 1,
1998, is entered into among Point West Capital Corporation, a Delaware corporation (the "Servicer"), Allegiance Capital, LLC, a Delaware limited liability company (the "Special Servicer"), *** corporation (the "Servicing
Advisor"), Allegiance Funding Corp. I, a Delaware corporation (the "Depositor"), and Manufacturers and Traders Trust Company, a New York banking corporation (the
"Trustee").

                                    RECITALS
                                    --------

         The Depositor has entered into a Trust Agreement dated as of August 1, 1998 (the "Trust Agreement"), with the Trustee and the Servicer, pursuant to which the Depositor, on behalf of the Trust, has caused or will cause the issuance of various Series of Revolving Certificates and various Series of Term
Certificates.

         The Depositor and Allegiance Capital,  LLC, a limited liability company
(the "Company"), have entered into a Loan Acquisition Agreement, dated as of August 1, 1998 (the "Loan Acquisition Agreement"), providing for, among other things, the contribution and sale, from time to time, by the Company to the Depositor of all of its right, title and interest in and to certain Loan Assets which the Depositor is and will be conveying to the Trustee pursuant to the Trust Agreement. As a precondition to the effectiveness of the Loan Acquisition
Agreement, such agreement requires that the Servicer, the Servicing Advisor, the Depositor and the Trustee enter into this Agreement to provide for the servicing of the Loan Assets.

         In addition,  the  Depositor  is conveying to the Trustee,  among other things,  all of the Depositor's rights derived under this Agreement and the Loan
Acquisition  Agreement,  and each of the Servicer,  the Special Servicer and the
Servicing  Advisor agrees that all  representations,  warranties,  covenants and agreements  made by such  Person  herein  with  respect  to the Loan  Assets and
otherwise   shall   also   be  for  the   benefit   of  the   Trustee   and  all
Certificateholders.  For their services under this Agreement,  the Servicer, the
Special  Servicer  and the  Servicing  Advisor  will  receive  the  compensation described herein or in the Trust Agreement.

         In consideration of the mutual agreements contained herein and of other good and valuable consideration (the receipt and adequacy of which are hereby acknowledged), the parties hereto agree as follows:


***Confidential information omitted purusant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

                                       1


                                   ARTICLE ONE
                                   ------- ---

                                   DEFINITIONS
                                   -----------


Section 1.01      Defined Terms.
------------      --------------

         Each capitalized term used herein but not otherwise defined has the meaning assigned to such term in the Trust Agreement or, if not defined therein, in the Loan Acquisition Agreement. For purposes of this Agreement, each of the following terms has the meaning specified herein:

        "Agreement": The meaning set forth in the introductory paragraph hereof.

         "Annual Pool Report": The annual report, substantially in the form of Exhibit E, prepared by the Special Servicer pursuant to and in accordance with
---------
Section 4.01(c).

         "Assuming Party":  The meaning set forth in Section 3.11(a).

         "Company": The Person described in the recitals hereof and all successors and permitted assigns of such Person under the Loan Acquisition Agreement.

         ***.


         "Depositor": The Person described in the introduction hereto and all successors and permitted assigns of such Person under the Trust Agreement.

         "Directing  Holders":   The  Holders  of  not  less  than  51%  of  the
Outstanding   Principal  Amount  of  the  lowest  Class  of  Certificates   then
Outstanding (or Classes, if more than one Series is Outstanding).

         "Eligible Account": One or more accounts (a) that are maintained with a depository institution the long-term unsecured debt obligations of which have been rated by the Rating Agency in one of its two highest rating categories at the time of any deposit therein, (b) that are trust accounts with any depository institution held by the depository institution in its capacity as a corporate trustee, or (c) the deposits in which are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which are otherwise secured such that the Special Servicer has a claim with respect to the funds in such accounts or a perfected first security interest against any collateral securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such accounts are maintained.

         "Environmental Assessment": With respect to any Mortgaged Property, a "Phase I" environmental assessment of such Mortgaged Property meeting the applicable standards of the American Society for Testing Materials.

         "Event of Default":  The meaning set forth in Section 6.01.

         "Hazardous Substances": All substances or materials: (a) that are or become defined as hazardous wastes, hazardous substances, pollutants, contaminants, or toxic substances under any Environmental Law; (b) that are defined by any Environmental Law as toxic, explosive, corrosive, ignitable, infectious, radioactive, mutagenic, or otherwise hazardous; (c) the presence of which require investigation or response

***Confidential information omitted purusant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

under any Environmental Law; (d) that constitute a nuisance, trespass, or health or safety hazard to Person or neighboring properties; (e) that consist of underground or aboveground storage tanks, whether empty, filled, or partially filled with any substance; or (f) that contain, without limitation, asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum hydrocarbons, petroleum derived substances or wastes, crude oil, nuclear fuel, natural gas, or synthetic gas.

         "Indemnified Party":  The meaning set forth in Section 5.01(a).

         "Interested Person": With respect to any specified Loan, a Person other than an Independent Person.

         "Liquidated Loan": Any Defaulted Loan with respect to which the Servicer has determined, in accordance with Section 3.04, that all Recoveries that it expects with respect to such Loan (a) have been received or (b) have been identified and are reasonably expected to be received within ninety (90) days from the date of such determination.

         "Loan Acquisition Agreement": The meaning set forth in the recitals hereof.

         "Loan Payment Data": At any time, a record of the monthly Loan balance, all loan payments received and application of interest, principal and other fees for each Loan in the Loan Pool from the closing date of such Loan to the date of such report.

         "Lockbox Account":  The meaning set forth in Section 3.05.

         "Lockbox Bank":  The meaning set forth in Section 3.05.

         "Operating Account":  The meaning set forth in Section 3.13.

         "Outgoing Servicer": Any Person who receives a Termination Notice pursuant to Section 6.01.

         "Recovery Expenses": As of any date of determination, the sum of the following: (a) all expenses, if any, incurred by the Servicer, the Special Servicer or the Servicing Advisor, as the case may be, in connection with any Defaulted Loan or Repossessed Collateral (including legal fees and expenses, committee or referee fees, and, if applicable, brokerage commissions and conveyance taxes) provided that, if any of the foregoing expenses are to be
                    --------
retained by the Servicer, the Special Servicer or the Servicing Advisor, as the case may be, and not to be paid or reimbursed to an Independent Person, such expenses shall not constitute "Recovery Expenses" unless such expenses were approved in writing in advance by the Certificateholder Agent; (b) all advances made to an Independent Person by the Servicer, the Special Servicer or the Servicing Advisor, as applicable, with respect to any Defaulted Loan or Repossessed Collateral and not previously reimbursed as provided for herein; and
(c) Workout Fees, if any, due to the Special Servicer.

         "Report": Each of the Servicer Report, the Special Servicer Report, the Annual Pool Report and the *** prepare pursuant to Section 4.01.

         "Repossessed Collateral": Loan Collateral related to a Defaulted Loan that has been repossessed.

         "Request for Release of Documents": The request prepared by the Servicer or the Special Servicer substantially in the form of Exhibit C.
                                                              ----------

***Confidential information omitted purusant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

         "Servicer": The Person described in the introduction hereto until a successor Person shall have become (if applicable) the Servicer pursuant to the applicable provisions of this Agreement, whereupon "Servicer" shall mean such successor Person.

         "Servicer Default": Any occurrence or circumstance which with notice or the lapse of time or both would be a Servicer Event of Default under this Agreement.

         "Servicer Event of Default": Each of the occurrences or circumstances enumerated in Section 6.01(a) that occurs with respect to the Servicer.

         "Servicer Financial Statements": The Servicer's audited consolidated and consolidating balance sheet and income statement, consolidated and consolidating statement of cash flows, auditors opinion letter regarding audited financial statements, and all notes to such audited financial statements.

         "Servicer Report": The monthly report, substantially in the form of Exhibit A, prepared by the Servicer pursuant to and in accordance with Section
---------
4.01(a).

         "Servicer State of Incorporation": The State of incorporation of the Servicer, which, as of the Initial Delivery Date, is the State of Delaware.

         "Servicer Termination Notice": A Termination Notice applicable to the Servicer, as provided in Section 6.01(b).

         "Servicing Advisor": The Person described in the introduction hereto until a successor Person shall have (if applicable) become the Servicing Advisor pursuant to the applicable provisions of this Agreement, whereupon "Servicing Advisor" shall mean such successor Person.

         "Servicing Advisor Default": Any occurrence or circumstance which with notice or the lapse of time or both would be a Servicing Advisor Event of Default under this Agreement.

         "Servicing Advisor Event of Default": Each of the occurrences or circumstances enumerated in Section 6.01(a) that occurs with respect to the Servicing Advisor.

         "Servicing Advisor Fee": With respect to each Loan, the monthly fee payable on each Payment Date to the Servicing Advisor in consideration for its performance of its duties as Servicing Advisor under this Agreement, in an amount equal to the lesser of (a) $83.50 per Loan plus five hundred dollars ($500) for each *** delivered pursuant to Section 4.01(e) and (b) the amount calculated in clause (a) of the definition of "Special Servicer Fee" contained in the Trust Agreement.

         "Servicing Advisor State of Incorporation": The State of incorporation of the Servicing Advisor, which, as of the Initial Delivery Date, is the State of ***.

         "Servicing Advisor Termination Notice": A Termination Notice applicable to the Servicing Advisor, as provided in Section 6.01(b).

         "Servicing Guidelines": Part III of the Program Guidelines, which relates to servicing generally.


***Confidential information omitted purusant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

         "Servicing Officer": As the context requires, any of the officers of the Servicer, the Special Servicer or the Servicing Advisor, as applicable, involved in, or responsible for, the administration and servicing of the Loans, as identified on the list of Servicing Officers furnished by such Person to the Trustee and the other parties hereto from time to time.

         "Special Servicer": The Person described in the introduction hereto until a successor Person shall have (if applicable) become the Special Servicer pursuant to the applicable provisions of the Agreement, whereupon "Special Servicer" shall mean such successor Person.

         "Special Servicer Default": Any occurrence or circumstance which with notice or the lapse of time or both would be a Special Servicer Event of Default under this Agreement.

         "Special Servicer Event of Default": Each of the occurrences or circumstances enumerated in Section 6.01(a) that occurs with respect to the Special Servicer.

         "Special Servicer Report": The quarterly report, substantially in the form of Exhibit B, prepared by the Special Servicer pursuant to and in
          ----------
accordance with Section 4.01(b).

         "Special Servicer State of Incorporation": The State of organization of the Special Servicer, which, as of the Initial Delivery Date, is Delaware.

         "Special Servicer Termination Notice": A Termination Notice applicable to the Special Servicer, as provided in Section 6.01(b).

         "Specified Lockbox Account":  The meaning set forth in Section 3.05.
         "Successor  Servicer":   Any  successor  Servicer,   successor  Special
Servicer or successor Servicing Advisor appointed in accordance with Article 6.

         "Termination Notice":  The notice described in Section 6.01(b).

         "Transition Costs":  The meaning set forth in the Trust Agreement.

         "Trust Agreement":  The meaning set forth in the recitals hereof.

         "Trustee": The Person described in the introduction hereto until a 0successor Person shall have become(if applicable) the Trustee pursuant to the applicable provisions of the Trust Agreement, whereupon "Trustee" shall mean such successor Person.

         "Workout Fee": With respect to any Determination Date and any Loan that is, at the beginning of the related Due Period, or became, at any time during such Due Period, a Defaulted Loan (other than by reason of the breach of a representation or warranty by the Company hereunder or defective documentation that has a material adverse effect on Certificateholders), a fee payable to the Special Servicer in an amount equal to (a) in the case of a Liquidated Loan or in the case of a Defaulted Loan or any Repossessed Collateral that is sold or repurchased pursuant to any provision of this Agreement during the related Due Period, the product of (i) the amount equal to the product of (A) 1.25% and (B) all Recoveries received on such Loan during such Due Period (reduced by the amount of the unpaid accrued interest on such Loan during such Due Period) and
(ii) a fraction, the numerator of which is all of such Recoveries and the denominator of which is the Loan Balance of such Loan at the time of disposition, or (b) in the case of each other such Loan, the product of (i) 1.25% and (ii) an amount equal to
(A) the amount of Collections received with respect to such Loan during such Due Period less (B) the aggregate amount of Recovery Expenses incurred with respect thereto and not deducted from Collections received in a previous Due Period pursuant to this clause (b); provided that the amount of Special Servicer Fees
                              --------
accrued from the date such Loan became a Defaulted Loan to the end of the related Due Period shall be subtracted from the amount calculated in clause (a) or (b)

         Section 1.02       Certain Rules of Construction.
         ------------       ------------------------------

         Unless the context of this Agreement clearly requires otherwise: (a) references to the plural include the singular and to the singular include the plural; (b) references to any gender include any other gender; (c) the words "include" and "including" are not limiting; (d) the word "or" has the inclusive meaning represented by the phrase "and/or"; (e) the words "hereof," "herein," "hereby," and "hereunder," and any other similar words, refer to this Agreement as a whole and not to any particular provision hereof; and (f) article, section, subsection, clause, exhibit, and schedule references are to this Agreement. Article, section, and subsection headings are for convenience of reference only, shall not constitute a part of this Agreement for any other purpose, and shall not affect the construction of this Agreement. All exhibits and schedules attached hereto are incorporated herein by this reference. Any reference herein to this Agreement or any other agreement, document, or instrument includes all permitted alterations, amendments, changes, extensions, modifications, renewals, or supplements thereto or thereof, as applicable.

                                   ARTICLE TWO
                                   -----------

                        REPRESENTATIONS AND WARRANTIES
                        -------------------------------

          Section 2.01    Servicer Representations and Warranties.
          ------------    ----------------------------------------

         The Servicer makes the following representations and warranties to the Depositor, the Trustee and the Certificateholders as of the Initial Delivery Date, which shall survive the Initial Delivery Date:

         (a) The Servicer has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the Servicer State of
Incorporation, with requisite corporate power and authority to own its properties, perform its obligations under each of the Transaction Documents to which it is a party and to transact the business in which it is now engaged or in which it proposes to engage.

         (b) Each of the Transaction Documents to which it is a party has been duly authorized, executed and delivered by the Servicer and constitutes the valid and legally binding obligation of the Servicer, enforceable against the Servicer in accordance with its terms, subject as to enforcement to any bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a court of equity or law.

         (c) The execution and delivery by the Servicer of each of the Transaction Documents to which it is a party and the performance by the Servicer of its obligations under such documents and the consummation of the transactions contemplated therein will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Servicer pursuant to the terms of any material indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, nor will such action result in any violation of the provisions of its Certificate of Incorporation or Bylaws, or any statute or any order, rule or regulation of any court or any regulatory authority or other governmental agency or body having jurisdiction over it or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any court, or any such regulatory authority or other governmental agency or body is required for the Servicer to enter into each of the Transaction Documents to which it is a party.

         (d) There are no proceedings or investigations pending, or to the knowledge of the Servicer, threatened against or affecting the Servicer in or before any court, governmental authority or agency or arbitration board or tribunal, which, individually or in the aggregate, involve the probability of materially and adversely affecting the properties, business, prospects, profits or condition (financial or otherwise) of the Servicer, or the ability of the Servicer to perform its obligations under the Transaction Documents to which it is a party. The Servicer is not in default with respect to any order of any court, governmental authority or agency or arbitration board or tribunal.

         (e) The Servicer (i) is not in violation of any laws, ordinances, governmental rules or regulations to which it is subject, (ii) has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its property or to the conduct of its business or the performance of its obligations under the Transaction Documents to which it is a party, and (iii) is not in violation in any material respect of any term of any agreement, charter instrument, bylaw or instrument to which it is a party or by which it may be bound, which violation or failure to obtain materially adversely affects the business or condition (financial or otherwise) of the Servicer.

         (f) The Servicer will service the Loans in accordance with the terms and conditions contained herein.

         (g) There has been no material adverse change in the financial condition of the Servicer since April 28, 1998 and all information concerning the Servicer furnished by it to the Depositor, the Certificateholder Agent, any Certificateholder, the Trustee or the Rating Agency prior in connection with the Transaction Documents or any transaction contemplated thereby is true and accurate in all material respects or based on reasonable estimates (but, if based on estimates, shall be identified as so based) on the date as of which such information is stated or certified, as applicable, and no such information contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which such statements were made and taken as a whole, not misleading; provided that, to the extent that the representations and
                       --------
warranties of the Servicer contained in this subsection (g) relate to any such information that was not prepared by the Servicer or any of its Affiliates, then such representations and warranties are made by the Servicer solely to the best of its knowledge. As used in this clause, "information" does not include casual oral conversations or informal oral statements of opinions on which it would be unreasonable to rely.

         Section 2.02       Special Servicer Representations and Warranties.
         ------------       ------------------------------------------------

         The Special Servicer makes the following representations and warranties to the Depositor, the Trustee and the Certificateholders as of the Initial Delivery Date, which shall survive the Initial Delivery Date:

         (a) The Special Servicer has been duly organized and is validly existing and in good standing as a limited liability company under the laws of the Special Servicer State of Incorporation, with requisite limited liability company power and authority to own its properties, perform its obligations under the Transaction Documents to which it is a party and to transact the business in which it is now engaged or in which it proposes to engage.

         (b) Each of the Transaction Documents to which it is a party has been duly authorized, executed and delivered by the Special Servicer and constitutes the valid and legally binding obligation of the Special Servicer, enforceable against the Special Servicer in accordance with its terms, subject as to enforcement to any bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a court of equity or law.

         (c) The execution and delivery by the Special Servicer of each of the Transaction Documents to which it is a party and the performance by the Special Servicer of its obligations under such documents and the consummation of the transactions contemplated therein will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Special Servicer pursuant to the terms of any material indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, nor will such action result in any violation of the provisions of its Certificate of Formation or Operating Agreement, or any statute or any order, rule or regulation of any court or any regulatory authority or other governmental  agency  or  body
having jurisdiction over it or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any court, or any such regulatory authority or other governmental agency or body is required for the Special Servicer to enter into each of the Transaction Documents to which it is a party.

         (d) There are no proceedings or investigations pending, or to the knowledge of the Special Servicer, threatened against or affecting the Special Servicer in or before any court, governmental authority or agency or arbitration board or tribunal, which, individually or in the aggregate, involve the probability of materially and adversely affecting the properties, business, prospects, profits or condition (financial or otherwise) of the Special Servicer, or the ability of the Special Servicer to perform its obligations under the Transaction Documents to which it is a party. The Special Servicer is not in default with respect to any order of any court, governmental authority or agency or arbitration board or tribunal.

         (e) The Special Servicer (i) is not in violation of any laws, ordinances, governmental rules or regulations to which it is subject, (ii) has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its property or to the conduct of its business or the performance of its obligations under the Transaction Documents to which it is a party, and (iii) is not in violation in any material respect of any term of any agreement, charter instrument, bylaw or instrument to which it is a party or by which it may be bound, which violation or failure to obtain materially adversely affects the business or condition (financial or otherwise) of the Special Servicer.

         (f) The Special Servicer will service the Loans in accordance with the terms and conditions contained herein.

         (g) There has been no material adverse change in the financial condition of the Special Servicer since April 28, 1998 and all information concerning the Special Servicer furnished by it to the Depositor, the Certificateholder Agent, any Certificateholder, the Trustee or the Rating Agency prior in connection with the Transaction Documents or any transaction contemplated thereby is true and accurate in all material respects or based on reasonable estimates (but, if based on estimates, shall be identified as so based) on the date as of which such information is stated or certified, as applicable, and no such information contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which such statements were made and taken as a whole, not misleading; provided that, to the
                                                           --------
extent that the representations and warranties of the Special Servicer contained in this subsection (g) relate to any such information that was not prepared by the Special Servicer or any of its Affiliates, then such representations and warranties are made by the Special Servicer solely to the best of its knowledge. As used in this clause, "information" does not include casual oral conversations or informal oral statements of opinions on which it would be unreasonable to rely.

         Section 2.03       Servicing Advisor Representations and Warranties.
         ------------       -------------------------------------------------

         The  Servicing   Advisor  makes  the  following   representations   and
warranties to the Depositor, the Trustee and the Certificateholders as of the Initial Delivery Date, which shall survive the Initial Delivery Date:

        (a) The Servicing Advisor has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the Servicing Advisor State of Incorporation, with requisite corporate power and authority to own its properties, perform its obligations under the Transaction Documents to which it is a party and to transact the business in which it is now engaged or in which it proposes to engage.

         (b) Each of the Transaction Documents to which it is a party has been duly authorized, executed and delivered by the Servicing Advisor and constitutes the valid and legally binding obligation of the Servicing Advisor enforceable against the Servicing Advisor, in accordance with its terms, subject as to enforcement to any bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a court of equity or law.

         (c) The execution and delivery by the Servicing Advisor of each of the Transaction Documents to which it is a party and the performance by the Servicing Advisor of its obligations under such documents and the consummation of the transactions contemplated therein will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Servicing Advisor pursuant to the terms of any material indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, nor will such action result in any violation of the provisions of its Articles of Incorporation or Bylaws, or any statute or any order, rule or regulation of any court or any regulatory authority or other governmental agency or body having jurisdiction over it or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any court, or any such regulatory authority or other governmental agency or body is required for the Servicing Advisor to enter into each of the Transaction Documents to which it is a party.

         (d) Except as previously disclosed in writing, there are no proceedings or investigations pending, or to the knowledge of the Servicing Advisor, threatened against or affecting the Servicing Advisor in or before any court, governmental authority or agency or arbitration board or tribunal, which, individually or in the aggregate, involve the probability of materially and adversely affecting the properties, business, prospects, profits or condition (financial or otherwise) of the Servicing Advisor, or the ability of the Servicing Advisor to perform its obligations under the Transaction Documents to which it is a party. The Servicing Advisor is not in default with respect to any order of any court, governmental authority or agency or arbitration board or tribunal.

         (e) The Servicing Advisor (i) is not in violation of any laws, ordinances, governmental rules or regulations to which it is subject, (ii) has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its property or to the conduct of its business or the performance of its obligations under the Transaction Documents to which it is a party, and (iii) is not in violation in any material respect of any term of any agreement, charter instrument, bylaw or instrument to which it is a party or by which it may be bound, which violation or failure to obtain materially adversely affects the business or condition (financial or otherwise) of the Servicing Advisor.

         (f) The Servicing Advisor will provide all services in respect of the Loans in accordance with the terms and conditions contained herein.

         (g) There has been no material adverse change in the financial condition of the Servicing Advisor since April 28, 1998 and all information concerning the Servicing Advisor furnished by it to the Depositor, the Certificateholder Agent, any Certificateholder, the Trustee or the Rating Agency prior in connection with the Transaction Documents or any transaction contemplated thereby is true and accurate in all material respects or based on reasonable estimates (but, if based on estimates, shall be identified as so based) on the date as of which such information is stated or certified, as applicable, and no such information contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which such statements were made and taken as a whole, not misleading; provided that, to the extent that the
                                           --------
representations and warranties of the Servicing Advisor contained in this subsection (g) relate to any such information that was not prepared by the Servicing Advisor or any of its Affiliates, then such representations and warranties are made by the Servicing Advisor solely to the best of its knowledge. As used in this clause, "information" does not include casual oral conversations or informal oral statements of opinions on which it would be unreasonable to rely.

                                  ARTICLE THREE
                                  --------------

                      ADMINISTRATION AND SERVICING OF LOANS
                      -------------------------------------

          Section 3.01      Responsibilities of the Servicer.
          ------------      ---------------------------------

         (a) The Servicer, for the benefit of the Depositor, the Trustee and the Certificateholders, shall be responsible for, and shall perform, in accordance with the Servicing Guidelines the duties of reporting and collecting on the Loans, in accordance with the standards and procedures set forth in this Agreement and any related provisions of the Trust Agreement and the Loan Acquisition Agreement. The Servicer's responsibilities shall include sending monthly billing and periodic reporting notices to the Obligors, collecting and posting all payments, accounting for collections, furnishing monthly and annual statements to the Special Servicer, the Servicing Advisor, the Trustee, the Rating Agency, the Certificateholders and the Certificateholder Agent with respect to payments and maintaining the perfected security interest of the Trustee in the Trust Estate. The Servicer (at its expense), acting alone, shall have full power and authority, acting at its sole discretion, to do any and all things in connection with such reporting and collection that it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer shall, and is hereby authorized and empowered by the Trustee, subject to Section 3.04, to execute and deliver (on behalf of itself, the Certificateholders, the Certificateholder Agent, the Trustee or any of them) any and all instruments necessary to the performance of its obligations with respect to the Loans and any files or documentation pertaining to the Loan Assets (including the Loan Files). Subject to Section 3.04, the Servicer also may, in its sole discretion, waive any late payment charge or penalty, or any other fees that may be payable to it in the ordinary course of servicing any Loan. Notwithstanding the foregoing, the Servicer shall not, except pursuant to a judicial order from a court of competent jurisdiction, or as otherwise expressly provided in this Agreement, release or waive the right to collect the Scheduled Payments or any unpaid balance on any Loan or any prepayment or assumption fees. The Trustee shall, at the expense of the Servicer, furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its duties hereunder, and the Trustee shall not be responsible for the Servicer's application thereof.

         (b) The Servicer shall cooperate with and take directions from the Special Servicer in connection with the Loans, including any Delinquent Loan, Defaulted Loan or Underperforming Loan.

         (c) The Servicer shall monitor collections of Loan payments made to the Lockbox Account and administer and update collection information, which information shall be made available to the Servicer on a daily basis by electronic transfer. The Servicer shall promptly, but within two (2) Business Days of receipt thereof, remit to the Lockbox Account any Collections remitted to or received by it.

         (d) In the performance of its duties hereunder, the Servicer shall comply with Section 3.04.

         Section 3.02       Responsibilities of Special Servicer.
         ------------       -------------------------------------

         (a) The Special Servicer, for the benefit of the Depositor, the Trustee and the Certificateholders, shall be responsible for, and shall, in accordance with the Servicing Guidelines, pursue the managing, servicing, administering and enforcing of the Loans, the enforcement of the Trustee's interest in the Loan and Assets conveyed and assigned pursuant to the Trust Agreement, the repossession and sale of the Loan Collateral upon default of the related Loan and the enforcement of all other remedies under the Loans, in accordance with the standards and procedures set forth in this Agreement and any related provisions of the

Trust Agreement. The Special Servicer's responsibilities shall include responding to inquiries of Obligors, investigating delinquencies, providing appropriate federal income tax information to the Trustee for use in providing information to the Certificateholders and the Certificateholder Agent and maintaining Insurance Policies. Subject to Section 3.04 and the other provisions contained herein, the Special Servicer (at its expense) shall have full power and authority, acting at its sole discretion, to do any and all things in connection with such management, servicing, administration, enforcement and such sale of the Loan Collateral that it may deem necessary or desirable. Without limiting the generality of the foregoing, the Special Servicer shall, and is hereby authorized and empowered by the Trustee, subject to Section 3.04, to execute and deliver (on behalf of itself, the Depositor, the Certificateholders, the Certificateholder Agent, the Trustee or any of them) any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Loans and any files or documentation pertaining to the Loan Assets. Subject to Section 3.04, the Special Servicer also may, in its sole discretion, waive any late payment charge or penalty, or any other fees (but not, without the prior written consent of the Certificateholder Agent, any prepayment fee or premium) that may be payable to it in the ordinary course of servicing any Loan. Notwithstanding the foregoing, the Special Servicer shall not, except pursuant to a judicial order from a court of competent jurisdiction, or as otherwise expressly provided in this Agreement, release or waive the right to collect the Scheduled Payments or any unpaid balance on any Loan. The Trustee shall, at the expense of the Special Servicer, furnish the Special Servicer with any powers of attorney and other documents necessary or appropriate to enable the Special Servicer to carry out its servicing and administrative duties hereunder, and the Trustee shall not be responsible for the Special Servicer's application thereof.

         (b) The Special Servicer shall conduct any Loan management, servicing, administration or enforcement actions in the following manner:

                  (i) The Special Servicer, as agent for and on behalf of the Depositor, the Trustee and the Certificateholders, with respect to any Defaulted Loan, shall follow such practices and procedures as are normal and consistent with the Special Servicer's standards and procedures relating to its own loans and interests in collateral that are similar to the Loans and the Loan Collateral, and in any event, consistent with the standard of care described in Section 3.04, including the taking of appropriate actions to foreclose or otherwise liquidate any such Defaulted Loan, together with the related Loan Collateral, to collect any Guaranty Amounts, and to enforce the
         Depositor's rights under the Loan Acquisition Agreement. All Collections (including Recoveries) in respect of any Loan or Loan Collateral, if for any reason received by the Special Servicer, shall be remitted to the Lockbox Account within two (2) Business Days of receipt thereof;

                  (ii) The Special Servicer may sue to enforce or collect upon the Loans as agent for the Certificateholders and the Trust Estate. If the Special Servicer elects to commence a legal proceeding to enforce a Loan, then the act of commencement shall be deemed to be an automatic assignment of the Loan to the Special Servicer for purposes of collection only, and a Servicing Officer shall deliver by facsimile a Request for Release of Documents to the Trustee (with a copy to the Certificateholder Agent) requesting delivery to the Special Servicer of the Loan and stating the reasons for the delivery of any original documents. Upon receipt of such delivery request, the Trustee shall release such Loan to the Special Servicer within two (2) Business Days of receipt of such request (receipt being deemed to have occurred upon confirmation of facsimile transmission). Upon release of such items as provided herein, the Special Servicer is authorized to execute an instrument in satisfaction of such Loan and to do such other acts and execute such other documents as it deems necessary to discharge the Obligor thereunder and release any security interest in the

         Loan Collateral related thereto. The Special Servicer shall determine, in accordance with the standard of care described in Section 3.04, when a Loan has been paid in full and when a Loan has become a Liquidated Loan. If in any enforcement suit or legal proceeding it is held that the Special Servicer may not enforce a Loan on the ground that it is not a real party in interest or a holder entitled to enforce the Loan, then the Trustee on behalf of the Certificateholders shall, at the Special Servicer's request and expense, take such steps as the Special Servicer deems necessary and instructs the Trustee in writing to take to enforce the Loan, including bringing suit in its name or the name of the Depositor, as beneficial owner of the Loan, or the names of the Certificateholders, as third party beneficiaries thereunder, and the Trustee shall be indemnified by the Special Servicer for any such action taken.

                  (iii) The Special Servicer shall exercise any rights of recourse against third parties that exist with respect to any Loan in accordance with the Special Servicer's usual practice and in any event, consistent with the standard of care described in Section 3.04. In exercising recourse rights, the Special Servicer is authorized on the Trustee's behalf to reassign the Loan to the person against whom recourse exists to the extent necessary, and at the price set forth in the document creating the recourse. The Special Servicer will not reduce or diminish such recourse rights, except to the extent that it exercises such right;

                  (iv) The Special Servicer may waive, modify or vary any terms of any Loan or consent to the postponement of strict compliance with any such term solely in accordance with Section 3.15. The Special Servicer shall provide the Servicer and the Trustee with an amended Loan Schedule reflecting any modification of any Scheduled Payment.

                  (v) The Special  Servicer shall not consent to the termination of any Loan in connection with loss of or damage to the related Loan Collateral unless the Obligor has paid an amount not less than an amount equal to the Loan Balance of such Loan plus any accrued interest thereon or, if less, the maximum amount legally collectible under the related Loan. In the event of damage to any Loan Collateral constituting a total loss, in lieu of terminating the related Loan, at the request of the Obligor, the Special Servicer may allow the Obligor to use the insurance proceeds to purchase Loan Collateral and substitute such Loan Collateral for the damaged Loan Collateral under the Loan if, in the reasonable judgement of the Special Servicer, doing so would maximize the total recovery with respect to such Loan.

                  (vi) If the Special Servicer, in the enforcement of any Loan, claims possession of the Loan Collateral from an Obligor, then the Special Servicer shall use its best efforts to sell such Loan Collateral promptly and consistent with the standard of care set forth in Section 3.04. Any Recoveries related thereto shall be deposited in accordance with Section 3.05.

                  (vii) Notwithstanding any provision to the contrary contained in this Agreement, the Special Servicer shall use its best efforts to exercise any right under a Defaulted Loan to accelerate the unpaid Scheduled Payments due or to become due thereunder to the extent it believes, consistently with the Servicing Guidelines, that such action will maximize the net proceeds available to the Trust Estate; provided
                                                                        --------
         that the Special Servicer shall not accelerate any Scheduled Payment unless permitted to do so by the terms of the Loan or under applicable law.

         (c) The Special Servicer shall hold copies of the Loan Files in its capacity as Special Servicer for the benefit of the Depositor, the Trustee and the Certificateholders. The possession of a copy of each

Loan File by the Special Servicer is for the sole purpose of servicing the related Loan. Upon the release of the lien of the Trust Agreement with respect to any Loan in accordance with Section 3.05 of the Trust Agreement, the Special Servicer will no longer hold the related Loan File in its capacity as Special Servicer hereunder. Each Loan File shall be held and maintained by the Special Servicer in accordance with the standard of care set forth in Section 3.04.

         Section 3.03       Responsibilities of the Servicing Advisor.
         ------------       ------------------------------------------

         The Servicing Advisor, for the benefit of the Depositor, the Trustee and the Certificateholders, shall be responsible for, and shall, in accordance with the Servicing Guidelines: (a) within ten (10) Business Days of the receipt thereof, review the Special Servicer Report to ***;(b) in accordance with
Section 4.01(d), prepare and deliver to the Special Servicer ***; (c) in accordance with Section 4.01(e), prepare and deliver to the Special Servicer ***; (d) respond to all inquiries of, and provide such further advice as requested by the Special Servicer with respect to ***; and (e) at the direction of the Special Servicer, oversee, either directly or indirectly through an Affiliate of the Servicing Advisor, ***. Notwithstanding anything to the contrary contained herein, the Servicing Advisor shall have no right to take any action with respect to *** without the express prior authorization of the Special Servicer.

         Section 3.04       Servicing Standard of Care.
         ------------       ---------------------------

         In managing, administering, servicing, enforcing and making collections on the Loan Contracts and the Loan Assets pursuant to this Agreement: (a) each of the Servicer and the Special Servicer will exercise that degree of skill and care consistent with industry standards for the servicing of secured commercial loans, and that which each of the Servicer and the Special Servicer, as applicable, customarily exercises with respect to similar loan contracts and interests in Loan Assets owned or originated by it in a manner consistent with the Servicing Guidelines, and in any event, in a prudent and commercially reasonable manner; and (b) in performing its duties under Section 3.03 (a)-(e) inclusive, the Servicing Advisor will exercise that degree of skill and care consistent with industry standards in financial and management consulting in the death care industry and that which the Servicing Advisor customarily exercises in performance of financial and management consulting services to clients in the death care industry, will handle any funds collected by it in accordance with the standards established by this Agreement and will act in a prudent and commercially reasonable manner. Each of the Servicer, the Special Servicer and the Servicing Advisor shall punctually perform all of its obligations and agreements under this Agreement and shall comply with all applicable federal and state laws and regulations, shall maintain all state and federal licenses and franchises necessary for it to perform its responsibilities hereunder, and shall not materially impair the rights of the Certificateholders in any Loans or payments thereunder.

         Section 3.05       Lockbox Account; Remittances.
         ------------       -----------------------------

         The Servicer shall open and maintain one or more bank accounts at Manufacturers and Traders Trust Company, located in Buffalo, New York or such other bank as the Certificateholder Agent and the Trustee shall approve (which approval shall not be unreasonably withheld) (the"Lockbox Bank"), in the name of the Trustee for the benefit of the Certificateholders (individually, a "Specified Lockbox Account" and, collectively, the "Lockbox Account"). The Servicer shall provide three (3) Business Days prior written


***Confidential information omitted purusant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

notice to the Depositor, the Trustee and the Certificateholder Agent of the opening of any Specified Lockbox Account and the name of any new Lockbox Bank. The Company shall, in writing, direct all Obligors to make all payments (including Scheduled Payments) directly to the Lockbox Account. Notwithstanding anything to the contrary contained herein, upon the occurrence and during the continuation of a Servicer Default, (a) the Servicer shall not have the right to establish any new Specified Lockbox Account and (b) the Certificateholder Agent may direct, in writing, (i) the Trustee to establish a new Specified Lockbox Account at any Lockbox Bank, whereupon the Trustee shall so establish a new Specified Lockbox Account, and (ii) the Special Servicer to direct, in writing, all Obligors to make all payments (including Scheduled Payments) directly to a Specified Lockbox Account, whereupon the Special Servicer shall so direct all Obligors. Neither the Servicer, the Special Servicer, the Servicing Advisor nor the Depositor shall have any right to withdraw, or otherwise exercise any control over, any amounts contained in any Specified Lockbox Account. The Servicer and the Trustee shall provide standing instructions to each Lockbox Bank that all amounts deposited in the Lockbox Account other than amounts deposited in error (which are shown to be other than Collections) shall be electronically transferred to the Collection Account on a daily basis after such funds have been collected by the Lockbox Bank; none of the amounts deposited in the Lockbox Account in error shall constitute the property of the Depositor, the Trustee or the Certificateholders. If, for any reason, any Collections are received by the Servicer or the Special Servicer, the Servicer and the Special Servicer shall (i) send notice to the Obligor that future payments are to be made directly to the applicable Specified Lockbox Account and (ii) hold in trust for the benefit of the Trustee and the Certificateholders such Collections (in the form received) until such time as amounts are transferred to the Lockbox Account as required pursuant to Section 3.01(c).

         Section 3.06       Financing Statements; Title Filings.
         ------------       ------------------------------------

         The Servicer will make all UCC filings and recordings, and shall take all other actions, as may be required pursuant to the terms of the Transaction Documents to maintain perfected the interest of the Depositor and to maintain the perfected security interest of the Trustee (for the benefit of the Certificateholders) in the Trust Estate. The Servicer shall, in accordance with its customary servicing procedures and at its own expense, be responsible for taking such steps as are necessary to maintain perfection of such security interests. The Trustee hereby authorizes the Servicer to re-perfect or to cause the re-perfection of such security interest on its behalf as Trustee, as necessary. The Servicer shall provide the Company, the Depositor and the Trustee with copies of all such UCC filings and recordings.

         Section 3.07      Maintenance of Insurance Policy;  Insurance Proceeds.
         -----------       -----------------------------------------------------

         The Special Servicer shall have the obligation to verify, monitor and enforce the acquisition and maintenance of each Obligor's Insurance Policies. Unless required to be held in trust in accordance with the related loan document, any Insurance Proceeds shall be deposited in the Lockbox Account pursuant to Section 3.05.

         Section 3.08       No Offset.
         ------------       ----------

         The obligations of the Servicer, the Special Servicer and the Servicing Advisor under the Agreement shall not be subject to any defense, counterclaim or right of offset that the Servicer or Special Servicer has or may have against the Depositor or any other Person, whether in respect of this Agreement, any Loan, any Loan Asset or otherwise.

         Section 3.09       Servicing Compensation.
         ------------       -----------------------

         (a) As compensation for the performance of its obligations under this Agreement, the Servicer shall be entitled to receive the Servicer Fee. The Servicer Fee shall be paid monthly on each Payment Date in accordance with the provisions of the Trust Agreement. The Servicer Fee shall be payable with respect to the period commencing on the Initial Delivery Date and ending on the first to occur of (i) the receipt of the last Scheduled Payment with respect to the last remaining Loan, (ii) the receipt of all Recoveries with respect to the last remaining Loan, (iii) the date on which the Depositor redeems the Certificates pursuant to Article Ten of the Trust Agreement or (iv) the receipt by the Servicer of a Servicer Termination Notice; provided that, after such
                                                     ---------
receipt of the Servicer Termination Notice, the successor Servicer shall be entitled to the Servicer Fee. The Servicer Fee shall be paid by the Trustee to the Servicer at the times and in the priority as set forth in the Trust Agreement. The Servicer shall also be entitled to receive any Servicing Charges collected by it other than assumption and substitution fees pursuant to Section
3.11. The Servicer shall pay all expenses incurred by it in connection with its servicing activities hereunder, including payment of the fees and disbursements of the Independent Accountants and payment of expenses incurred by it in connection with distributions and reports to the Trustee, the Special Servicer, the Rating Agency, the Certificateholders and the Certificateholder Agent and shall not be entitled to reimbursement for such expenses; provided that the
                                                              --------
Servicer will be entitled to prompt reimbursement from the Depositor, out of amounts received as Recoveries with respect to a Defaulted Loan, for the reasonable costs and expenses incurred by the Servicer (including reasonable attorneys' fees and out-of-pocket expenses) in connection with the realization or attempted realization upon, or the enforcement of rights and remedies with respect to, such Defaulted Loan.

         (b) As compensation for the performance of its obligations under this Agreement, the Special Servicer shall be entitled to receive the Special Servicer Fee and, with respect to Defaulted Loans not assigned to the Servicing Advisor for collection in accordance with the terms hereof, the related Workout Fees. The Special Servicer Fee and the Workout Fees shall be payable on each Payment Date in accordance with the provisions of the Trust Agreement. The Special Servicer Fee shall be payable with respect to the period commencing on the Initial Delivery Date and ending on the first to occur of (i) the receipt of the last Scheduled Payment with respect to the last remaining Loan, (ii) the receipt of all Recoveries with respect to the last remaining Loan, or (iii) the date on which the Depositor redeems the Certificates pursuant to Article Ten of the Trust Agreement or (iv) the receipt by the Special Servicer of a Special Servicer Termination Notice; provided that, after such receipt of the Special
                                --------
Servicer Termination Notice, the successor Special Servicer shall be entitled to the Special Servicer Fee. The Special Servicer Fee shall be paid by the Trustee to the Special Servicer at the times and in the priority as set forth in the Trust Agreement. The Special Servicer shall also be entitled to retain any fees collected by it from an Obligor in connection with activities permitted pursuant to Sections 3.11 or 3.15 in an amount not to exceed 1% of the Loan Balance per Loan assumption, substitution, modification or other permitted activity. The Special Servicer shall pay all expenses incurred by it in connection with its servicing activities hereunder, including payment of the fees and disbursements of the Servicing Advisor and the Independent Accountants and payment of expenses incurred in connection with distributions and reports to the Trustee, the Servicer, the Rating Agency, the Certificateholders and the Certificateholder Agent and shall not be entitled to reimbursement for such expenses; provided
                                                                        --------
that the Special Servicer will be entitled to prompt reimbursement from the Trust Estate, out of amounts received as Recoveries with respect to a Defaulted Loan, for the reasonable costs and expenses incurred by the Special Servicer (including reasonable attorneys' fees and out-of-pocket expenses) in connection with the realization or attempted realization upon, or the enforcement of rights and remedies with respect to, such Defaulted Loan.

         (c) As compensation for the performance of its obligations under the Agreement, the Servicing Advisor shall be entitled to receive the Servicing Advisor Fee and, with respect to Defaulted Loans assigned to it for collection by the Special Servicer in accordance with the terms hereof, the related Workout Fees. The Servicing Advisor Fee with respect to any Loan and the Workout Fees shall be payable on each Payment Date in accordance with the provisions of the Trust Agreement. The Servicing Advisor Fee shall be payable with respect to the period commencing on the Initial Delivery Date and ending on the first to occur of (i) the receipt of the last Scheduled Payment with respect to the last remaining Loan, (ii) the receipt of all Recoveries with respect to the last remaining Loan, or (iii) the date on which the Depositor redeems the Certificates pursuant to Article Ten of the Trust Agreement or (iv) the receipt by the Servicing Advisor of a Servicing Advisor Termination Notice; provided
                                                                        --------
that, after such receipt of the Servicing Advisor Termination Notice, the successor Servicing Advisor shall be entitled to the Servicing Advisor Fee. The Servicing Advisor Fee shall be paid by the Special Servicer at the times and in the priority as set forth in the Trust Agreement. The Servicing Advisor shall pay all expenses incurred by it in connection with its servicing activities hereunder; provided that the Servicing Advisor will be entitled to prompt
            --------
reimbursement from the Special Servicer, out of amounts received as Recoveries with respect to a Defaulted Loan, for the reasonable costs and expenses incurred by the Servicing Advisor (including reasonable attorneys' fees and out-of-pocket expenses) in connection with the realization or attempted realization upon, or the enforcement of rights and remedies with respect to, such Defaulted Loans.

         (d) Notwithstanding anything to the contrary contained herein, all payments made or reimbursed to the Servicer, the Special Servicer or the Servicing Advisor hereunder (including Recovery Expenses) shall be made, and all services shall be performed, without duplication, and no such Person shall receive any amounts for services actually performed by any other such Person.

         Section 3.10  Prepayments Permitted; Substitution or Purchase of Loans.
         ------------  ---------------------------------------------------------

         (a) The Servicer shall accept prepayments and terminations of the Loans in accordance with their terms, provided that all amounts due under such Loans
                                  --------
are deposited in the Lockbox Account pursuant to Section 3.05. All amounts collected with respect to prepaid Loans shall be deposited in the Lockbox Account and held in trust for the benefit of the Certificateholders in accordance with Section 3.05.

         (b) Notwithstanding any other provision to the contrary contained herein, neither the Special Servicer nor the Servicer shall, with respect to a Defaulted Loan (i) negotiate or enter into a new loan with the Obligor relating to the Loan Assets or the Obligor's obligations under such Defaulted Loan, or
(ii) allow the Obligor thereunder to resume its rights under such Defaulted Loan, unless the Depositor has removed or made a substitution for such Defaulted Loan in the manner set forth in the Trust Agreement and the Loan Acquisition Agreement or, subject to Section 3.04(d) of the Trust Agreement, otherwise received the prior written consent of the Directing Holders and the Controlling Holders.

         (c) If the Company is required to repurchase or substitute a Loan pursuant to the terms of the Loan Acquisition Agreement, the Special Servicer shall permit such repurchase or substitution only in accordance with the terms of the Loan Acquisition Agreement and the terms hereof.

         Section 3.11      Due-on-Sale Clauses; Assumptions; Due-on-Encumbrance


        (a) If any Loan contains a provision in the nature of a "due-on-sale" clause, which by its terms:

                  (i) provides that such Loan shall (or may at the lender's option) become due and payable upon the sale or other transfer of an interest in the related Loan Collateral; or

                  (ii) provides that such Loan may not be assumed without the consent of the lender in connection with any such sale or other transfer;

then, for so long as such Loan is included in the Trust Estate, the Special Servicer, on behalf of the Trust Estate, will enforce and may not waive any due-on-sale clause contained in the related Note or Mortgage. The Special Servicer is authorized to take or enter into an assumption agreement from or with the Person to whom such property has been or is about to be conveyed (the "Assuming Party"), and to release the original Obligor from liability upon the Loan and substitute such Assuming Party as obligor thereon; provided that: (i)
                                                              --------
the Special Servicer shall re-underwrite the Loan in a manner consistent with the Program Guidelines and shall not approve any assumption unless the Loan and the Assuming Party qualify under the Program Guidelines; (ii) the Certificateholder Agent shall have been provided with any information reasonably requested and shall have approved in writing in advance such assumption, which approval shall in the absence of material deviations from the Program Guidelines not be unreasonably withheld; and (iii) the terms of any such assumption or substitution agreement shall not be materially different from those in the original Note or Mortgage. The Special Servicer shall notify the Trustee, the Certificateholder Agent and the Rating Agency that any such assumption or substitution agreement has been completed and forward to the Trustee the original of such agreement, which original shall be added by the Trustee to the related Loan File, and shall, for all purposes, be considered a part of such Loan File to the same extent as all other documents and instruments constituting a part thereof. In connection with any such assumption or substitution agreement, the interest rate, principal amount and other material payment terms of the Loan pursuant to the related Note shall not be changed, except as otherwise permitted by Section 3.15. Subject to Section 3.09(b), any fee collected by the Special Servicer for entering into an assumption or substitution agreement will be retained by it.

         (b) For so long as such Loan is included in the Trust Estate, the Special Servicer shall enforce any provision in any Loan in the nature of a "due-on-encumbrance" clause, which by its terms:

                  (i) provides that such Loan shall (or may at the lender's option) become due and payable upon the creation of any lien or other encumbrance on the related Loan Collateral; or

                  (ii) requires the consent of the related mortgagee to the creation of any such lien or other encumbrance on the related Loan Collateral.

         (c) Nothing in this Section 3.11 shall constitute a waiver of the Trustee's right, if it becomes the mortgagee of record or beneficiary of record under any Mortgage, to receive notice of any assumption of a Loan, any sale or other transfer of the related Mortgaged Property or the creation of any lien or other encumbrance with respect to such Mortgaged Property.

         (d) Except as otherwise permitted by this Section, the Special Servicer shall not agree to modify, waive or amend, and no assumption or substitution agreement entered into pursuant this Section 3.11 shall contain any terms that are different from, any term of any Loan or the related Note.

         Section 3.12      Realization Upon Defaulted Loans.
         ------------      ---------------------------------

         (a) Subject to Section 3.14, the Special Servicer shall repossess, foreclose upon or otherwise comparably convert the ownership of assets securing such of the Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to the Servicing Guidelines and the provisions of the Agreement, and which are not released from the Trust Estate pursuant to any other provision hereof, if the Special Servicer determines, in a manner consistent with the servicing standard set forth in Section 3.04, that such action would be in the best economic interest of the Certificateholders. The Special Servicer shall advance the costs and expenses of any such proceeding unless it makes a determination, in its reasonable business judgment, that such advance, if made, would be nonrecoverable. The Special Servicer shall be entitled to reimbursement of advances made pursuant to the preceding sentence from Recoveries on such Loan.

                  If the Special Servicer elects to proceed with a foreclosure in accordance with the laws of the state where the Loan Collateral is located, the Special Servicer shall not be required to pursue a deficiency judgment against the related Obligor or any other liable party if the laws of the state do not permit such a deficiency judgment after such foreclosure or if the Special Servicer determines, in its best judgment, that the likely recovery if a deficiency judgment is obtained will not be sufficient to warrant the cost, time, expense or exposure of pursuing the deficiency judgment. If title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, then the deed or certificate of sale shall be issued to the Trustee, or to its nominee on behalf of Certificateholders.

         (b) Notwithstanding any provision to the contrary contained in this Agreement, the Special Servicer shall not, on behalf of the Trust Estate, obtain title to a Mortgaged Property as a result of or in lieu of foreclosure or otherwise, and shall not otherwise acquire possession of, or take any other action with respect to, any Mortgaged Property if, as a result of any such action, the Trustee, the Servicer, the Depositor, the Company or the Certificateholders, would be considered to hold title to, to be a "mortgagee-in-possession" of or to be an "owner" or "operator" of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Special Servicer has previously determined in accordance with this
Section 3.12, based on an Environmental Assessment report prepared by an Independent Person satisfying the requirements set forth in the first sentence of Section 3.12(c), that:

                  (i) such Mortgaged Property is in compliance with applicable environmental laws (in the reasonable judgment of such Independent Person based upon all available information) or, if not, that it would be in the best economic interest of the Trust Estate and there would be no adverse effect on the Servicer, Special Servicer, Trustee or Depositor to take such actions as are necessary to bring such Mortgaged Property in compliance therewith, and

                  (ii) there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any Hazardous Substances for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any currently effective federal, state or local law or regulation (in the reasonable judgment of such Independent Person based upon all available information), or that, if any such Hazardous Substances are present for which such action could be required, it would be in the best economic interest of the Trust Estate and there would be no adverse effect on the Servicer, Special Servicer, Trustee or the Depositor to take such actions with respect to the affected Mortgaged Property.

                  In the event that the Environmental Assessment first obtained by the Special Servicer with respect to a Mortgaged Property indicates that such Mortgaged Property may not be in compliance with applicable environmental laws or that Hazardous Substances may be present but does not definitively establish such fact, the Special Servicer shall cause such further environmental tests to be conducted by an Independent Person who regularly conducts such tests as the Special Servicer shall deem prudent to protect the interests of Certificateholders. Any such tests shall be deemed part of the Environmental Assessment obtained by the Special Servicer for purposes of this Section 3.12.

         (c) The Environmental Assessment contemplated by Section 3.12(b) shall be prepared by any Independent Person who regularly conducts environmental audits for purchasers of commercial property, as determined by the Special Servicer in a manner consistent with the servicing standard set forth in Section
3.04. The Special Servicer shall advise the Trustee by delivery of a certificate of a Special Servicer Officer of the cost of preparation of an Environmental Assessment, and the Trustee shall pay such cost from amounts on deposit in the Collection Account. The Trustee may rely conclusively on such certificate and shall have no duty or obligation to re-calculate the amounts stated therein. To the extent that amounts on deposit in the Collection Account are insufficient, the Special Servicer shall advance the amount of such insufficiency as an advance unless the Special Servicer makes a determination, in its reasonable business judgment, that such advance would be nonrecoverable.

         (d) If the Special Servicer determines pursuant to Section 3.12(b)(i) that a Mortgaged Property securing a Defaulted Loan is not in compliance with applicable environmental laws but that it is in the best economic interest of the Trust Estate to take such actions as are necessary to bring such Mortgaged Property in compliance therewith, or if the applicable Special Servicer determines pursuant to Section 3.12(b)(ii) that the circumstances referred to therein relating to Hazardous Substances are present on a Mortgaged Property securing a Defaulted Loan but that it is in the best economic interest of the Trust Estate to take such action with respect to the containment, clean-up or remediation of Hazardous Substances affecting such Mortgaged Property as is required by law or regulation, the Special Servicer shall take such action as it deems to be in the best economic interest of the Trust Estate and that would not have an adverse effect on the Servicer, the Special Servicer, the Depositor, the Trustee or the Certificateholders; provided that, in advance of any such action,
                                   --------
the Trustee shall mail notice to the Certificateholders and the Certificateholder Agent of such proposed action, which notice shall be prepared by the Special Servicer, and if the Trustee receives, within thirty (30) days of such notification, instructions from the Directing Holders directing the Special Servicer not to take such action, then the Special Servicer shall so refrain; provided further that, if there has occurred a Depositor Event of Default, then
-------- -------
the Special Servicer shall act without the instructions of the Directing Holders, unless, in the case of a Depositor Event of Default under Section
6.01(a), (b) or (c) of the Trust Agreement, the Directing Holders are Independent. The Special Servicer shall advise the Trustee by delivery of an Officer's Certificate of the cost of any such compliance, containment, clean-up or remediation, and the Trustee shall pay such cost from amounts on deposit in the Collection Account. To the extent that amounts on deposit in the Collection Account are insufficient, the Special Servicer shall advance the amount of such shortfall unless the Special Servicer makes a determination, in its reasonable business judgment, that such advance, if made, would be nonrecoverable. The Special Servicer shall be entitled to reimbursement of advances made pursuant to the preceding sentence from Recoveries on such Loan.

         (e) The Servicer shall report to the Internal Revenue Service and to the related Obligor, in the manner required by applicable law, the information required to be reported regarding any Mortgaged Property or any mortgagor including regarding any Mortgaged Property that is abandoned or foreclosed. The Servicer shall concurrently deliver a copy of any such report to the Trustee. The Special Servicer, on a timely basis, shall provide the Servicer with such information as to any Loan as is necessary to enable the Servicer to comply with this Section 3.12(e).

         (f) The Special Servicer shall cause an updated Valuation to be prepared with respect to any Loan (i) promptly upon such Loan becoming a Defaulted Loan and (ii) so long as such Loan remains a Defaulted Loan, on each six (6) month anniversary of the date such Loan became a Defaulted Loan. Such updated Valuation shall be prepared by an Independent Person or the Servicing Advisor (or an Affiliate thereof) for an amount not to exceed the lesser of (A) the lowest amount then being quoted to or available to the Special Servicer for the preparation of such a Valuation and (B) $5,000, adjusted for inflation based on changes in the "Consumer Price Index" since the date of this Agreement. Upon its receipt of each updated Valuation, the Special Servicer shall promptly provide a copy thereof to the Servicer, the Servicing Advisor, the Directing Holders, the Trustee and the Certificateholder Agent. The cost of all updated Valuation(s) made in accordance with this Section 3.12(f) shall be an expense of the Trust Estate.

         (g) Upon any Defaulted Loan becoming a Liquidated Loan, the Servicer shall deliver a certificate of a Servicing Officer to the Depositor, the Trustee and the Certificateholder Agent specifying (i) the actual amount of all Recoveries received by the Servicer in respect of such Loan to the date of such certificate, and (ii) the amount of all other Recoveries, if any, that the Servicer expects to be recovered in the future with respect to such Loan.

         Section 3.13      Title and Management of Repossessed Collateral.
         ------------      -----------------------------------------------

         (a) In the event that title to any Loan Collateral is acquired for the benefit of Certificateholders, by foreclosure, by deed in lieu of foreclosure or upon abandonment or reclamation from bankruptcy, the deed or certificate of sale shall be taken in the name of the Trustee, or its nominee, on behalf of the Trust Estate. The Special Servicer shall manage, conserve, protect and operate any Repossessed Collateral for the Certificateholders solely for the purpose of its prompt disposition and sale.

         (b) The Special Servicer shall not be required to remit to the Lockbox Account, but shall segregate and hold, all funds collected and received in connection with the operation of any Repossessed Collateral (including among other things, rent, insurance proceeds and liquidation proceeds) separate and apart from its own funds and general assets and shall establish and maintain with respect to any Repossessed Collateral an account held in trust for the Trust Estate for the benefit of the Certificateholders (the "Operating Account"), which shall be an Eligible Account, and will account separately for funds received or expended with respect to the Repossessed Collateral of any Loan. The Special Servicer shall notify the Trustee, the Servicer and the Certificateholder Agent in writing of the location and account number of each Operating Account immediately upon its establishment and shall notify the Trustee, the Servicer and the Certificateholder Agent prior to any subsequent change thereof. Amounts on deposit in any Operating Account shall not be invested.

         (c) The Special Servicer shall have full power and authority, subject only to the specific requirements and prohibitions of this Agreement, to do any and all things in connection with any Repossessed Collateral as are commercially reasonable and not inconsistent with the manner in which the Special Servicer manages and operates similar property owned or managed by the Special Servicer or any of its Affiliates, all on such terms and for such period as the Special Servicer deems to be in the best interests of the Certificateholders and in accordance with Section 3.04. In connection therewith, the Special Servicer shall deposit or cause to be deposited on a daily basis in the Operating Account all revenues received by it with respect to any Repossessed Collateral and the related Loan, and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of any Repossessed Collateral and for other property protection expenses, including:

                  (i) all insurance premiums due and payable in respect of any Repossessed Collateral;

                  (ii) all property taxes and assessments in respect of any Repossessed Collateral that may result in the imposition of a lien thereon; and

                  (iii) all costs and expenses necessary to maintain, manage or operate any Repossessed Collateral.

                  If the amounts on deposit in the Operating Account are insufficient for the purposes set forth in clauses (i) through (iii) above, then the Special Servicer shall advance the amount of any such shortfall unless the Special Servicer makes a determination, in its reasonable business judgment, that such advance is not reasonably recoverable from anticipated Recoveries with respect to such Repossessed Collateral. The Special Servicer shall be entitled to reimbursement of advances made pursuant to the preceding sentence from Recoveries on such Loan or Repossessed Collateral.

         (d) The Special Servicer shall or shall direct the Servicing Advisor to use its best efforts to contract with any Independent Person for the operation and management of any Repossessed Collateral, provided that:

                  (i) the terms and conditions of any such contract shall not be inconsistent herewith;

                  (ii) any such contract shall require that the Independent Person pay all costs and expenses incurred in connection with the operation and management of such Repossessed Collateral, including those listed above, and return all related revenues (net of such costs and expenses);

                 (iii) none of the provisions of this Section 3.13(c) relating to any such contract or to actions taken through any such Independent Person shall be deemed to relieve the Special Servicer or the Servicing Advisor of any of its duties and obligations to the Trust Estate, the Servicer or the Trustee on behalf of the Certificateholders with respect to the operation and management of any such Repossessed Collateral;

                  (iv) the Special Servicer shall be obligated with respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such Repossessed Collateral; and

                  (v) the Servicing Advisor, and if the Independent Person shall be the Servicing Advisor or an Affiliate, the Special Servicer, shall have delivered a written opinion to the Special Servicer, and the Special Servicer shall have delivered a copy thereof to the Trustee and the Certificateholder Agent, to the effect that any such hiring of an Independent Person, in light of among other things any fees which may be charged, will maximize ultimate proceeds to the Trust Estate with respect to the related Repossessed Collateral.

                The Special Servicer shall be entitled to enter into any agreement with any Independent Person performing services for it related to its duties and obligations hereunder for indemnification of the Special Servicer by such Independent Person, and nothing in this Agreement shall be deemed to limit or modify such indemnification. Fees, if any, owed to any Independent Person other than the Special Servicer, Servicing Advisor or an Affiliate thereof shall be payable from amounts on deposit in the Operating Account or, if the amount on deposit therein is insufficient therefor, the Special Servicer shall advance such fees unless the Special Servicer makes a determination, in its reasonable business judgment, that such advance is not reasonably recoverable from the operation or sale of the related Repossessed Collateral. The Special Servicer shall be entitled to reimbursement of such advances from Recoveries on such Loan or Repossessed Collateral. Notwithstanding anything to the contrary contained in any of the Transaction Documents, for purposes of this Section 3.13(d) (but not for purposes of the definition of "Recovery Expenses" contained herein), an "Independent Person" shall, prior to the delivery of a Servicing Advisor Termination Notice with respect to the initial Servicing Advisor, include the initial Servicing Advisor or an Affiliate thereof.

         (e) On each Determination Date, the Special Servicer shall withdraw from the Operating Account and deposit into the Collection Account the proceeds and collections received during the related Due Period, net of expenses; provided, that the Special Servicer may retain in the Operating Account such
--------
portion of such proceeds and collections as may be necessary to maintain in the Operating Account sufficient funds for the proper operation, management and maintenance of the Repossessed Collateral, including without limitation the creation of reasonable reserves for repairs, replacements and necessary capital improvements and other related expenses. On the first Business Day prior to each Determination Date, the Special Servicer shall notify the Servicer of the amount of all such deposits (and the Loans to which the deposits relate) to be made into the Collection Account on the following Determination Date.

         (f) Promptly following any acquisition by the Trust Estate of any Repossessed Collateral, the Special Servicer shall, upon the request of the Certificateholder Agent, determine the fair market value of such Repossessed Collateral based on an appraisal, conducted within sixty (60) days of such acquisition. Such appraisal shall be prepared by an Independent Person or by the Special Servicer (or an Affiliate thereof) for an amount not to exceed the lesser of (i) the lowest amount then being quoted to the Servicing Advisor for the preparation of such an appraisal and (ii) $5,000, adjusted for inflation based on changes in the "Consumer Price Index" since the date of this Agreement. Notwithstanding anything to the contrary contained herein, if an appraisal or Valuation with respect to such Repossessed Collateral has previously been conducted, whether pursuant to Section 3.12(f) or otherwise, within six (6) months of such acquisition by the Trust Estate, then no new appraisal shall be required. The cost of any appraisal made in accordance with this Section 3.13(f) shall be an expense of the Trust Estate.

         Section 3.14      Sale of Defaulted Loans and Repossessed Collateral.
         ------------      ---------------------------------------------------

         (a) The Special Servicer may offer to sell to any Person (including the Special Servicer) any Defaulted Loan or any Repossessed Collateral, if and when the Special Servicer determines, with the advice of the Servicing Advisor and consistent with the servicing standard set forth in Section 3.04, that such a sale would be in the best economic interests of the Trust Estate. The Special Servicer shall give the Servicer, the Depositor, the Trustee, the Certificateholder Agent and the Directing Holders not less than ten (10) Business Days prior written notice of its intention to (i) purchase any Defaulted Loan or Repossessed Collateral (which purchase must be approved in writing in advance by the Controlling Holders) or (ii) sell any Defaulted Loan or Repossessed Collateral. Subject to the repurchase or purchase rights, as the case may be, of the Depositor and the Directing Holders pursuant to Section 3.04(d) of the Trust Agreement, the Special Servicer may purchase such Defaulted Loan or Repossessed Collateral unless a higher bid is received from another
Person. The Special Servicer shall accept the highest bid received from any Person for any Defaulted Loan or any Repossessed Collateral in an amount at least equal to the Repurchase Price therefor.

                  In the absence of any such bid, the Special Servicer shall accept the highest bid received from any Person that is determined by the Special Servicer, with the advice of the Servicing Advisor, to be a fair price for such Defaulted Loan or Repossessed Collateral, if the highest bidder is a Person other than an Interested Person, or is determined to be such a price by the Trustee, if the highest bidder is an Interested Person. Notwithstanding anything to the contrary herein: (i) neither the Trustee, in its individual capacity, nor any of its Affiliates may bid for or purchase any Defaulted Loan or any Repossessed Collateral; and (ii) any sale to an Interested Person must be consented to in writing in advance by the Controlling Holders (which consent may not be unreasonably withheld).

                  Subject to the repurchase or purchase rights, as the case may be, of the Depositor and the Directing Holders pursuant to Section 3.04(d) of the Trust Agreement, the Special Servicer shall not be obligated by either of the foregoing paragraphs or otherwise to accept the highest bid if the Special Servicer determines, or is advised by the Servicing Advisor, in accordance with the servicing standard stated in Section 3.04, that rejection of such bid would be in the best interests of the Certificateholders. In addition, the Special Servicer may accept a lower bid if it determines, with the advice of the Servicing Advisor, and in accordance with the servicing standard stated in
Section 3.04, that acceptance of such bid would be in the best interests of the Certificateholders (for example, if the prospective buyer making the lower bid is more likely to perform its obligations, or the terms offered by the prospective buyer making the lower bid are more favorable).

         (b) In determining whether any bid constitutes a fair price for any Defaulted Loan or any Repossessed Collateral, the Special Servicer or the Trustee, and the Servicing Advisor, shall take into account, as applicable, among other factors, the period and amount of any delinquency on the affected Defaulted Loan, the physical condition of the related Repossessed Collateral and the state of the local economy. The Special Servicer shall dispose of Repossessed Collateral in accordance with Section 3.02(b)(vi).

         (c) Subject to the provisions of the preceding Section 3.14(a) and (b), the Special Servicer and the Trustee shall act on behalf of the Trust Estate in negotiating and taking any other action necessary or appropriate in connection with the sale of any Defaulted Loan or Repossessed Collateral, including the collection of all amounts payable in connection therewith. Any sale of a Defaulted Loan or any Repossessed Collateral shall be without recourse to, or representation or warranty by, the Trustee, the Depositor, the Servicer, the Special Servicer or the Trust Estate (except that any contract of sale and assignment and conveyance documents may contain customary warranties of title, so long as the only recourse for breach thereof is to the Trust Estate), and, if consummated in accordance with the terms of this Agreement, none of the Servicer, the Special Servicer, the Depositor or the Trustee shall have any liability to the Trust Estate or any Certificateholder with respect to the purchase price therefor accepted by the Special Servicer or the Trustee.

         (d) The net proceeds of any sale after deduction of the expenses of such sale incurred in connection therewith shall be promptly deposited in the Collection Account.

         Section 3.15      Modifications, Waivers, Amendments and Consents.
         ------------      ------------------------------------------------

         (a) None of the Servicer, the Special Servicer or the Servicing Advisor shall have any right to agree to any modification, waiver or amendment of any term of any Loan, or to any substitution of collateral, except as provided in
Section 3.11 and this Section 3.15. The Special Servicer may agree to any modification, waiver or amendment of any term of any Defaulted Loan, or to any substitution of collateral securing a Defaulted Loan, without the consent of the Trustee, the Servicer or any Certificateholder, to the extent permitted by paragraphs (b) through (h) of this Section 3.15. All modifications, waivers or amendments of any such Loan shall be in writing and shall be consistent with the servicing standard set forth in Section 3.04.

         (b) The Special Servicer shall not agree to any modification, waiver (other than a waiver referred to in Section 3.11 which waiver, if any, shall be governed by Section 3.11) or amendment of any term of any Loan if such modification, waiver or amendment would:

                  (i) result in the forgiveness of any Scheduled Payment on such Loan;

                  (ii) decrease any Scheduled Payment or the interest or coupon rate applicable to such Loan;

                  (iii) defer the payment of any principal or interest of any Scheduled Payment on such Loan, other than an extension of not more than one Scheduled Payment per year, in accordance with the Servicing Guidelines, provided that the Special Servicer shall not defer
                       --------
         Scheduled Payments for any one Loan more than five times in the aggregate, provided further that no such deferral may be to a date
                     --------  -------
         later than the earlier of (A) the original maturity date of the Loan and (B) the Determination Date immediately preceding the date that is six (6) months prior to the Series Termination Date;

                  (iv)  reduce  the  Loan   Balance  of  such  Loan  (except  in
         connection with actual payments attributable to such Loan Balance);

                  (v) prevent the complete  amortization  of the Loan Balance of
         such  Loan  from  occurring  by  the  Determination   Date  immediately
         preceding the Series Termination Date; or

                  (vi) result in a release of the lien of the Loan (or related Mortgage) or related on any material portion of the related Loan Collateral without a corresponding principal prepayment (and any corresponding prepayment fee or premium) in an amount not less than the fair market value (as determined by an appraisal delivered to the Special Servicer) of the property to be released, or would in the Special Servicer's judgment, otherwise materially impair the security for such Loan or reduce the likelihood of timely payment of amounts due thereon.

         (c) Notwithstanding subsection (b) above, the Special Servicer may extend the date on which any balloon payment is scheduled to be due, without the consent of the Trustee, the Servicer, or any Certificateholder if, but only if:

                  (i) any such extension shall be for a period of not more than twelve (12) months and each monthly payment shall be in an amount at least sufficient to pay interest accrued and principal payments sufficient to meet the amortization schedule on the related Loan since the immediately preceding Due Date;

                  (ii) the Special Servicer has previously determined in its reasonable business judgment, with the advice of the Servicing Advisor, that (A) such extension is reasonably likely to produce a greater recovery than liquidation of the related Loan, (B) no material damage or deferred maintenance exists at the related Mortgaged Property and
         (C) the Obligor is in material compliance with all applicable federal and state regulations governing the operation of the related Mortgaged Property.

         (d) The Special Servicer must provide that any interest deferred shall be added to the principal balance of the related Loan (and shall be due on the maturity date of such Loan, or such earlier date as the Special Servicer may deem appropriate), and such deferred interest shall accrue interest at the related Loan interest rate.

         (e) The Special Servicer may, as a condition to granting any request by a Obligor for consent, modification, waiver or indulgence or any other matter or thing, the granting of which is not prohibited by the terms of this Agreement, require that such Obligor pay to the Special Servicer, as additional servicing compensation, a reasonable or customary fee for the additional services performed in connection with such request, together with any related costs and expenses incurred by the Special Servicer.

         (f) The Special Servicer shall notify the Trustee, the Certificateholder Agent, the Rating Agency and the Servicer of any modification, waiver or amendment of any term of any Loan and the date and terms thereof (including the fees and expenses payable to the Special Servicer), and shall deliver to the Trustee for deposit in the related Loan File, an original counterpart of the agreement relating to such modification, waiver or amendment, promptly following the execution thereof.

         (g) The Special Servicer may from time to time permit an Obligor to substitute collateral for all or a portion of the related Mortgaged Property or pledge additional collateral for the related Loan, or may release part of the related Mortgaged Property from the lien of the related Mortgage; provided that
                                                                   --------
(i) if such release is not in accordance with the related Loan, the Special Servicer shall: (A) (i) provide the Certificateholder Agent with any information reasonably requested by the Certificateholder Agent and (ii) obtain the prior written consent of the Certificateholder Agent to such release, which consent shall, in the absence of material deviations from the Program Guidelines, not be unreasonably withheld; and (B) obtain the prior written confirmation from the Rating Agency that such release shall not result in the downgrade, qualification or withdrawal of the ratings then assigned to any Series or Class of Certificates, and (ii) the Special Servicer shall not permit an Obligor to substitute any Loan Collateral pursuant to this Section 3.15 unless (A) the Special Servicer shall have first determined, in accordance with the servicing standard set forth in Section 3.04, and based upon an Environmental Assessment prepared by an Independent Person satisfying the requirements set forth in
Section 3.12, at the expense of the Obligor, that such substitute Loan Collateral is in compliance with applicable environmental laws and that there are no circumstances present at such substitute Loan Collateral relating to the use, management or disposal of any Hazardous Substances for which investigation, testing, monitoring, containment, clean-up or remediation would be required under any then effective federal, state or local law or regulation, or, if any such containment, clean-up or remediation is required, that adequate funds therefor have been placed in escrow with the Special Servicer by or on behalf of the Obligor, and (B) the Certificateholder Agent shall have been provided with any information reasonably requested and shall have approved in writing in advance such substitution, which approval shall, in the absence of material deviations from the Program Guidelines, not be unreasonably withheld. In the event that the Special Servicer intends to permit an Obligor to substitute Loan Collateral for all or any portion of a Mortgaged Property or pledge additional Loan Collateral for the related Loan as permitted hereunder, if the security interest of the Trust Estate in such collateral would be perfected by possession, or if such collateral requires special care or protection, then, prior to agreeing to such substitution or addition of Loan Collateral, then the Special Servicer shall make arrangements for such possession, care or protection and, prior to agreeing to such substitution or addition of collateral (or such arrangement for possession, care or protection), shall obtain the prior written consent of the Trustee (which consent shall not be unreasonably withheld, delayed or conditioned) and the written confirmation by the Rating Agency with respect thereto to the effect that such substitution or addition of collateral shall not result in the downgrade, qualification or withdrawal of the ratings then assigned to the Certificates.

         (h) The Special Servicer shall have no liability to the Trust Estate, the Certificateholders or any other Person if its analysis and determination that the modification, waiver or amendment is reasonably likely to produce a greater recovery on a present-value basis than liquidation proves to be wrong or incorrect, so long as the analysis and determination was made in the good faith reasonable business judgment of the Special Servicer.

         Section 3.16      Fidelity Bond; Directors and Officers Insurance.
         ------------      ------------------------------------------------

         Each of the Servicer, the Special Servicer and, at any time that the Servicing Advisor possesses signatory authority with respect to any Specified Lockbox Account or Operating Account, the Servicing Advisor shall maintain, at such Person's own expense, a blanket fidelity bond on all officers and employees of such Person with respect to actions concerning the handling of funds or documents or other papers relating to the Loans. Each of the Servicer and the Special Servicer shall maintain, at such Person's own expense, directors and officers liability insurance covering all Servicing Officers with respect to wrongful acts relating to the servicing of the Loans. Such fidelity bond and directors and officers insurance shall be substantially in the form and shall provide for coverage in the amounts indicated on Exhibit F. No provision of this
Section 3.16 shall diminish or relieve the Servicer, the Special Servicer and the Servicing Advisor, as applicable, from their respective duties and obligations as set forth in this Agreement. Each of the Servicer and the Special Servicer shall cause to be delivered to the Trustee (with a copy to the Certificateholder Agent) on or before the initial Funding Date, and the Servicing Advisor shall cause to be delivered to the Trustee (with a copy to the Certificateholder Agent) at such time as it is required to maintain a fidelity bond hereunder): (a) a certified true copy of the fidelity bond and directors and officers insurance, as applicable, respecting such Person; (b) a written statement from each surety issuing such fidelity bond and directors and officers insurance, as applicable, that such fidelity bond or directors and officers insurance, as applicable, shall in no event be terminated or materially modified without thirty (30) days prior written notice to the Trustee; and (c) written evidence reasonably satisfactory to the Trustee and the Certificateholder Agent that such fidelity bond and directors and officers insurance, as applicable, provides that the Trustee, on behalf of the Certificateholders, is the beneficiary or loss payee, as applicable, thereunder.

                                  ARTICLE FOUR
                                  ------------

                       ACCOUNTINGS, STATEMENTS AND REPORTS
                       -----------------------------------

          Section 4.01      Reports.
          ------------      --------

         (a) No later than 10:00 a.m., California time, on each Determination Date, the Servicer shall deliver the Servicer Report to the Depositor, the Certificateholder Agent, the Certificateholders, the Special Servicer and the Trustee, and not later than the following Business Day the Trustee will deliver the Servicer Report to the Rating Agency with respect to the activity in the immediately preceding Due Period. In the course of preparing the Servicer Report, the Servicer shall seek direction from the Depositor as to remittance of any funds to be paid pursuant to Section 5.02 of the Trust Agreement and any related Supplement(s). The Servicer shall identify Loans which have been substituted with a Substitute Loan or purchased by the Company or removed by the Depositor by Obligor loan number on the Servicer Report. On each Determination Date, the Servicer shall deliver to the Trustee a computer diskette in a format acceptable to the Trustee containing the Loan Payment Data. Nothing in this Section shall limit or otherwise affect the Trustee's obligations under Section
5.03 of the Trust Agreement to deliver the Servicer Report.

         (b) On the second Determination Date following the end of each calendar quarter, the Special Servicer shall deliver the Special Servicer Report to the Depositor, the Certificateholders, the Certificateholder Agent, the Servicer, the Servicing Advisor and the Trustee, and the Trustee will deliver the Special Servicer Report to the Rating Agency with respect to the Loan Collateral performance in the preceding calendar quarter. Nothing in this Section shall limit or otherwise affect the Trustee's obligations under Section 5.03 of the Trust Agreement to deliver the Special Servicer Report.

         (c) 3Not later than May 31 of each year, the Special Servicer shall deliver to the Depositor, the Certificateholders, the Certificateholder Agent and the Servicer, and, not later than the following Business Day, the Trustee shall deliver to the Rating Agency, the Annual Pool Report prepared by the Special Servicer with respect to the performance of the Loans and the related Loan Collateral during the immediately preceding calendar year.

         (d) Not later than May 15 of each year, the Servicing Advisor shall deliver to the Special Servicer, and not later than May 31 of each year the Special Servicer shall deliver to the Depositor, the Trustee, the Certificateholder Agent, and, if requested, the Rating Agency, ***.

         (e) Following a written request by the Special Servicer, within 15 Business Days following the later of (i) such request and (ii) the receipt by the Servicing Advisor of such financial statement data concerning the related Obligor and Loan Collateral as has been reasonably requested by it, the Servicing Advisor shall also prepare and deliver to the Special Servicer, the Depositor, the Trustee, the Certificateholder Agent, and, if requested, the Rating Agency, ***.


***Confidential information omitted purusant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

         (f) If a Swap Agreement is in effect with respect to any Due Period, the Servicer shall also include in the Servicer Report delivered in connection with such Due Period the computations with respect to and the amounts of any Swap Payments due under such Swap Agreement with respect to such Due Period.

         Section 4.02     Financial Statements; Certification as to Compliance;
         ------------     -----------------------------------------------------
Notice of Default.
-------------------

         (a) The Servicer will deliver to the Trustee, the Special Servicer, the Rating Agency, the Certificateholder Agent and each Certificateholder:

                  (i) within one hundred twenty (120) days after the end of each fiscal year, a copy of either (A) the Servicer Financial Statements for such Servicer, all in reasonable detail and accompanied by an opinion of the Independent Accountant stating that such financial statements present fairly the financial condition of the Servicer (or, in the case of a successor Servicer, such successor Servicer's financial condition) and have been prepared in accordance with generally accepted accounting principles consistently applied (except for changes in application in which such accountants concur), and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances or (B) the Servicer's Form 10-K for such fiscal year;

                  (ii) with each set of Servicer Financial Statements or Form 10-K delivered pursuant to subsection (a)(i) above, the Servicer will deliver an Officer's Certificate stating that such officer has reviewed the relevant terms of the Trust Agreement, the Loan Acquisition Agreement and this Agreement and has made, or caused to be made, under such officer's supervision, a review of the transactions and condition of the Servicer during the period covered by the Servicer Financial Statements then being furnished, that the review has not disclosed the existence of any Servicer Default or Servicer Event of Default or, if a Servicer Default or Servicer Event of Default exists, describing its nature and what action the Servicer has taken and is taking with respect thereto, and that on the basis of such review the officer signing such certificate is of the opinion that during such period the Servicer has serviced the Loans in compliance with the procedures hereof except as disclosed in such certificate;

                  (iii) immediately upon becoming aware of the existence of any condition or event which constitutes a Servicer Default, Servicer Event of Default, Depositor Event of Default, Special Servicer Default, Special Servicer Event of Default, Servicing Advisor Default or Servicing Advisor Event of Default, a written notice describing its nature and period of existence and what action the Servicer or, if known to the Servicer, such other Person, as applicable, is taking or proposes to take with respect thereto;

                  (iv) promptly upon the Servicer's becoming aware of:

                           (A) any  proposed or pending  investigation  of it or
                  the Depositor, the Servicer, the Special Servicer or the Servicing Advisor by any governmental authority or agency, or



                           (B) any pending or proposed  court or  administrative
                  proceeding which involves or may involve the probability of materially and adversely affecting the properties, business, prospects, profits or condition

                  (financial  or otherwise) of the  Depositor,  the  Servicer, the  Special  Servicer or the Servicing Advisor,

         a written notice specifying the nature of such investigation or proceeding and what action the Servicer or, if known to the Servicer, such other Person, as applicable, is taking or proposes to take with respect thereto and evaluating its merits;

                  (v) with reasonable  promptness any other data and information with respect to the Servicer, the Depositor or the Loan Assets which may be reasonably requested from time to time, including any information required to be made available at any time to any prospective transferee of any Certificates in order to satisfy the requirements of Rule 144A under the Securities Act of 1933, as amended; and

                  (vi) within sixty (60) days following the end of a fiscal quarter, either (A) the Service's most recent Form 10-Q or (B) unaudited Servicer Financial Statements for such fiscal quarter.

         (b) The Special Servicer will deliver to the Trustee, the Servicer, the Rating Agency, the Certificateholder Agent and each Certificateholder:

                  (i) immediately upon becoming aware of the existence of any condition or event which constitutes a Servicer Default, Servicer Event of Default, Depositor Event of Default, Special Servicer Default, Special Servicer Event of Default, Servicing Advisor Default, Servicing Advisor Event of Default or non-compliance with the Pool Performance Condition, a written notice describing its nature and period of existence and what action the Special Servicer or, if known to the Special Servicer, such other Person, as applicable, is taking or proposes to take with respect thereto;

                  (ii) promptly upon the Special Servicer's becoming aware of:

                           (A) any  proposed or pending  investigation  of it or
                  the Depositor, the Servicer, the Special Servicer or the Servicing Advisor by any governmental authority or agency, or

                           (B) any pending or proposed  court or  administrative
                  proceeding which involves or may involve the probability of materially and adversely affecting the properties, business, prospects, profits or condition (financial or otherwise) of the Depositor, the Servicer, the Special Servicer or the Servicing Advisor,

         a written notice specifying the nature of such investigation or proceeding and what action the Special Servicer or, if known to the Special Servicer, such other Person, as applicable is taking or proposes to take with respect thereto and evaluating its merits; and

                  (iii) with reasonable promptness any other data and information with respect to the Special Servicer, the Depositor or the Loan Assets which may be reasonably requested from time to time, including any information required to be made available at any time to any prospective transferee of any Certificates in order to satisfy the requirements of Rule 144A under the Securities Act of 1933, as amended.

         (c) On the Determination Date occurring in March, beginning in 1998, so long as any of the Certificates are Outstanding, each of the Servicer and the Special Servicer shall furnish to the Trustee and the Certificateholder Agent an Officer's Certificate either stating that such action has been taken with respect to the recording, filing, and rerecording and refiling of any financing statements and continuation statements, and all other actions, as necessary to maintain the perfected security interest of the Trustee (for the benefit of the Certificateholders) in the Trust Estate and to maintain the interest of the Depositor (assigned to the Trustee) in the Loan Assets and reciting the details of such actions or stating that no such actions are necessary to maintain such interest. Such Officer's Certificates shall also describe the recording, filing, rerecording and refiling of any financing statements and continuation statements, and such other actions, that will be required to maintain the perfected security interest of the Trustee (for the benefit of the Certificateholders) in the Trust Estate until the date such next Officer's Certificates are due. On the Payment Date following such Determination Date, the Trustee shall furnish a copy of such Officer's Certificates to each Certificateholder. In addition, on the Determination Date occurring in March, 2002, and on each five (5) year anniversary thereof so long as any of the Certificates are Outstanding, the Special Servicer shall furnish to the Trustee and the Certificateholder Agent an Opinion of Counsel stating that, in the opinion of such counsel, either (a) such action has been taken with respect to the recording, filing, and rerecording and refiling of any financing statements and continuation statements, and all other actions, as necessary to maintain the perfected security interest of the Trustee (for the benefit of the Certificateholders) in the Trust Estate and to maintain the interest of the Depositor (assigned to the Trustee) in the Loan Assets and reciting the details of such actions or (b) no such actions are necessary to maintain such interest. Such opinion shall also specify any actions necessary to be taken prior to the expected date of the next opinion in order to maintain the perfected security interest of the Trustee (for the benefit of the Certificateholders).

         Section 4.03       Annual Independent Accountants' Reports.
         ------------       ----------------------------------------

         Commencing with the fiscal year ending December 31, 1998, and each fiscal year thereafter, the Servicer at its expense shall cause the Independent Accountant (who may also render and deliver other services to the Servicer and its Affiliates) to undertake agreed upon procedures (as of the close of such fiscal year) and prepare a report in respect thereof, substantially in the form of Exhibit G hereto, addressed to each of the Special Servicer, the Trustee, the Certificateholders, the Certificateholder Agent and the Rating Agency, so long as Rated Certificates are Outstanding. The Servicer shall deliver to the Special Servicer, the Servicing Advisor, the Trustee, the Certificateholders, the
Certificateholder Agent and the Rating Agency, so long as Certificates are Outstanding, a copy of any such statement within one hundred twenty (120) days of the close of the relevant fiscal year.

         Section 4.04       Access to Certain Documentation and Information.
         ------------       ------------------------------------------------

         (a) The Servicer, the Special Servicer, the Servicing Advisor and the Depositor shall provide to the Servicer, the Special Servicer, the Servicing Advisor, the Trustee, the Rating Agency, the Certificateholder Agent or any
Certificateholder and their duly authorized representatives, attorneys or accountants access to any and all documentation regarding the Trust Estate (including the Loan Schedule) that the Servicer, the Special Servicer, the Servicing Advisor or the Depositor may, as the case may be, possess, such access being afforded without charge but only upon reasonable request and during normal business hours so as not to interfere unreasonably with such party's normal operations or customer or employee relations, at offices of such party designated by such party.

         (b) At all times during the term hereof, the Servicer shall keep available at its principal executive office for inspection by Certificateholders, the Certificateholder Agent, the Rating Agency, the Trustee, the Special Servicer and the Servicing Advisor a list of all Loans then held as a part of the Trust

Estate, together with a reconciliation of such list to that set forth in the Loan Schedule and each of the Servicer Reports, indicating the cumulative addition and removal of Loans from the Trust Estate.

         (c) The Servicer will maintain accounts and records as to each respective Loan serviced by the Servicer that are accurate and sufficiently detailed as to permit (i) the reader thereof to know as of the most recent Determination Date the status of such Loan, including any payments and Recoveries received or owing (and the nature of each) thereon and (ii) the reconciliation between payments or Recoveries on (or with respect to) each Loan and the amounts from time to time deposited in the Collection Account in respect of such Loan.

         (d) The Servicer, the Special Servicer and the Depositor will maintain all computerized accounts and records so that, from and after the Initial Delivery Date and each Acquisition Date, the accounts and records (including any back-up computer archives) that refer to any Loan conveyed on such date indicate clearly that the Loans and perfected first priority security interest in the Loan Collateral are owned by the Depositor and pledged to the Trustee for the benefit of the Certificateholders. Indication of the Trustee's interest in a Loan will be deleted from or modified on the accounts and records when, and only when, the Loan has been paid in full, replaced with a Substitute Loan, purchased by the Company or removed by the Depositor.

         (e) Nothing in this Section 4.04 shall affect the obligation of the Servicer or the Special Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure to provide information otherwise required by this Section 4.04 as a result of such observance by the Servicer or the Special Servicer shall not constitute a breach of this Section 4.04.

         (f) All information obtained by the Trustee, the Rating Agency, the Servicer, the Special Servicer, the Servicing Advisor, the Certificateholder Agent or any Certificateholder regarding the Obligors and the Loans, whether upon exercise of its rights under this Section 4.04 or otherwise, shall be maintained  by the  Trustee,  the Rating  Agency,  the  Servicing  Advisor,  the
Certificateholder Agent or the Certificateholder, as applicable, in confidence and shall not be disclosed to any other Person (other than to or among such other Persons), unless ordered by a court of applicable jurisdiction, provided
                                                                        --------
that the Certificateholder Agent and the Certificateholders may disclose such information to the extent permitted by the applicable Certificate Purchase Agreement.

         Section 4.05       Other Necessary Data.
         ------------       ---------------------

         (a) The Servicer shall, on request of the Special Servicer or the Trustee, (i) on reasonable notice, furnish the Trustee such data necessary for the administration of the Trust Estate as can be reasonably generated by the Servicer's existing data processing systems, and (ii) on and after a Servicer Event of Default, within five (5) Business Days, provide the Trustee and the Special Servicer with access to the Servicer's existing data processing systems and any files or records with respect to the Loan Assets that it may have.

         (b) The Special Servicer shall, on request of the Servicer or the Trustee, (i) on reasonable notice, furnish the Trustee such data necessary for the administration of the Trust Estate as can be reasonably generated by the Special Servicer's existing data processing systems, and (ii) on and after a Special Servicer Event of Default, within five (5) Business Days, provide the Trustee and the Servicer with access to the Special Servicer's existing data processing systems and any files or records with respect to the Loan Assets that it may have.

                                  ARTICLE FIVE
                                  ------------

              THE SERVICER, THE SPECIAL SERVICER AND THE DEPOSITOR
              -----------------------------------------------------

          Section 5.01      Indemnification.
          -----------       ----------------

         (a) The Servicer, the Special Servicer and the Servicing Advisor shall indemnify and hold harmless the Trustee, the Depositor, the Trust Estate, the Certificateholder Agent and each Certificateholder (each, an "Indemnified Party") from and against any loss, liability, claim, expense, damage or injury suffered or sustained to the extent that such loss, liability, claim, expense, damage or injury arose out of or was imposed by reason of the failure by such Servicer, Special Servicer or Servicing Advisor to perform its duties under the Agreement or are attributable to errors or omissions of the Servicer, the Special Servicer or the Servicing Advisor related to such duties; provided that
                                                                   --------
none of the Servicer or the Special Servicer or the Servicing Advisor shall indemnify any party to the extent that acts of fraud, gross negligence or breach of fiduciary duty by such party contributed to such loss, liability, claim, expense, damage or injury.

         (b) The Servicer, the Special Servicer and the Servicing Advisor shall have the right to defend any such action, suit or proceeding; provided that an
                                                                --------
Indemnified Party shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless the Servicer, the Special Servicer or the Servicing Advisor agrees to pay such fees and expenses or the Servicer, the Special Servicer or the Servicing Advisor fails to assume the defense of such action, suit or proceeding or fails to employ counsel reasonably satisfactory to such Indemnified Party in any such action, suit or proceeding; it being understood, however, that the Servicer, the Special Servicer and the Servicing Advisor shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys at any time acting for all Indemnified Parties unless the named parties to any such action, suit or proceeding include more than one of any Indemnified Party and the Servicer, the Special Servicer and the Servicing Advisor and the Indemnified Party shall have been advised that there may be one or more defenses available to such Indemnified Party which are different from those available to the Servicer, the Special Servicer or the Servicing Advisor or any other Indemnified Party. The Servicer, the Special Servicer and the Servicing Advisor shall not be liable for any settlement of any action or claim effected without its consent. If the Servicer, the Special Servicer or the Servicing Advisor has made any indemnity payments to the Trustee or the Certificateholders pursuant to this Section and such party thereafter collects any of such amounts from others, such party will promptly repay such amounts collected to the Servicer, the Special Servicer or the Servicing Advisor, as applicable, without interest. The provisions of this
Section 5.01 shall survive any expiration or termination of the Agreement.

         Section 5.02       Corporate Existence; Reorganizations.
         ------------       -------------------------------------

         (1) Each of the Servicer, the Special Servicer and the Servicing Advisor shall keep in full effect its existence and good standing as a corporation in the Servicer State of Incorporation, Special Servicer State of Incorporation or the Servicing Advisor State of Incorporation, as applicable, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to enable such Servicer, Special Servicer or Servicing Advisor to perform its duties under the Agreement, except where the failure to so qualify would not have a material adverse effect on the Trust Estate or the ability of the Servicer, the Special Servicer or the Servicing Advisor, as applicable, to perform its duties hereunder; provided that the Servicer, the Special Servicer
                               --------
or the Servicing Advisor may reincorporate in another state if to do so would be in the best interests of the Servicer, the Special Servicer or the Servicing Advisor, as applicable, and would not have a material adverse effect upon the Certificateholders as evidenced by an Opinion of Counsel delivered to the Certificateholders and the Certificateholder Agent prior to such reincorporation.

         (b) Except as hereinafter provided, each of the Servicer, the Special Servicer and the Servicing Advisor will keep in full effect its existence, rights and franchises as a corporation or limited liability company, as appropriate, and will obtain and preserve its qualification to do business as a foreign corporation or limited liability company, as appropriate, in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Loans and to perform its duties hereunder. Any Person into which the Servicer, the Special Servicer or the Servicing Advisor may be merged or consolidated, or to whom the Servicer, the Special Servicer or the Servicing Advisor may sell substantially all of its assets, or any Person resulting from any merger, conversion or consolidation to which the Servicer, the Special Servicer or the Servicing Advisor shall be a party, or any Person succeeding to the business of the Servicer, the Special Servicer or the Servicing Advisor shall be the successor of such Servicer, the Special Servicer or the Servicing Advisor, as applicable, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided that
                                                                   --------
(i) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 2.01, 2.02 or 2.03 shall have been breached,
(ii) such successor executes an agreement or assumption, in form reasonably satisfactory to the Trustee, to perform every obligation under this Agreement,
(iii) such successor has a net worth that is sufficient to perform in accordance with the Transaction Documents and at least approximately equivalent to the net worth of the Servicer, the Special Servicer or the Servicing Advisor, as applicable, immediately prior to such sale, merger or consolidation, (iv) the Servicer, the Special Servicer or the Servicing Advisor, as applicable, shall have delivered to the Depositor, the Trustee, the Certificateholder Agent and each Certificateholder a certificate of an officer of the Servicer, the Special Servicer or the Servicing Advisor, as applicable, and an Opinion of Counsel each stating that such consolidation, merger, or succession and such agreement of assumption complies with this Section 5.02 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and (v) the Servicer, the Special Servicer or the Servicing Advisor, as appropriate, shall have delivered to the Depositor and the Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements, continuation statements and amendments thereto have been executed and filed and, if applicable, all other actions have been taken to preserve fully the interest of the Depositor in the Loans and the Loan Assets and reciting the details of such filings and, if applicable, such actions, or
(B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest. The Servicer, the Special Servicer or the Servicing Advisor, as applicable, will provide written notice to the Rating Agency prior to the effective date of any such transaction.

         Section 5.03       Limitation on Liability of the Servicer  the Special
         ------------       ----------------------------------------------------
Servicer,  the Servicing  Advisor and Others.
---------------------------------------------

         Except as provided herein, none of the Servicer or the Special Servicer or the Servicing Advisor or any of the officers, directors, employees or agents of such Persons shall be under any liability for any action taken or for refraining from the taking of any action in its capacity as Servicer, Special Servicer or Servicing Advisor, as appropriate, pursuant to this Agreement; provided that this provision shall not protect the Servicer, the Special
--------
Servicer or the Servicing Advisor or any such person against any liability which would otherwise be imposed by reason of breach of any provision of this Agreement by such Person or willful misconduct, bad faith or gross negligence (which includes negligence with respect to the duties of the Servicer, the Special Servicer or the Servicing Advisor explicitly set forth in this Agreement) in the performance of its duties hereunder. The Servicer, the Special Servicer and the Servicing Advisor and any
officer, director, employee or agent of the Servicer, the Special Servicer or the Servicing Advisor may rely in good faith on any document of any kind prima
                                                                           -----
facie properly  executed and submitted by any Person with respect to any matters
-----
arising hereunder. The Servicer, the Special Servicer or the Servicing Advisor may from time to time request such additional information and documentation from each other as any of them deems reasonably necessary to perform such Person's duties hereunder; the Person from whom the information or documentation is requested shall provide such information or documentation to the requesting Party, as available. No implied covenants or obligations shall be read into this Agreement against the Servicer, the Special Servicer or the Servicing Advisor. In the event the Servicer, the Special Servicer or the Servicing Advisor performs any activities beyond the requirements hereof, such Servicer, Special Servicer or Servicing Advisor shall have the option but will not be required to perform such activities in the future.

         Section 5.04     The Servicer, the Special Servicer and the Servicing
         ------------     ----------------------------------------------------
Advisor Not to Resign.
----------------------

         (a) None of the Servicer, the Special Servicer or the Servicing Advisor shall resign from the duties and obligations hereby imposed on it except upon a determination by its respective Board of Directors that by reason of change in applicable legal requirements, with which the Servicer, the Special Servicer or the Servicing Advisor, as applicable, cannot reasonably comply, the continued performance by the Servicer, the Special Servicer or the Servicing Advisor, as applicable, of its duties hereunder would cause it to be in violation of such legal requirements, said determination to be evidenced by a resolution from its Board of Directors to such effect, accompanied by an Opinion of Counsel to such effect and reasonably satisfactory to the Trustee.

         (b) No such resignation shall become effective until a Successor Servicer shall have assumed the responsibilities and obligations of the Servicer, the Special Servicer or the Servicing Advisor, as appropriate, hereunder.

         (c) Except as provided in Sections 5.02 and 6.01, the duties and obligations of the Servicer, the Special Servicer and the Servicing Advisor under the Agreement shall continue until this Agreement shall have been terminated as provided in Section 7.01, and shall survive the exercise by the Depositor or the Trustee of any right or remedy under this Agreement, or the enforcement by the Depositor, the Trustee or any Certificateholder of any provision of the Certificates or this Agreement.

         Section 5.05       Depositor Indemnification.
         ------------       --------------------------

         The Depositor shall indemnify and hold harmless the Servicer, the Special Servicer, the Servicing Advisor, the Certificateholder Agent and each Certificateholder from and against any loss, liability, expense, damage or injury suffered or sustained by the Servicer, the Special Servicer, the Servicing Advisor, the Certificateholder Agent and each such Certificateholder, including any judgment, award, settlement, reasonable attorneys' fees and other costs and expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim, which arises out of the Service's, the Special Servicer's or the Servicing Advisor's activities hereunder; provided
                                                                        --------
that the Depositor shall not indemnify the Servicer, the Special Servicer, the Servicing Advisor, the Certificateholder Agent or any such Certificateholder if such Service's, Special Servicer's, Servicing Advisor's, Certificateholder Agent's or Certificateholder's activities constituted fraud, willful misconduct, gross negligence (which includes negligence with respect to the duties of the Servicer, the Special Servicer or the Servicing Advisor which are explicitly set forth herein) or breach of fiduciary duty by such Servicer, Special Servicer or Servicing Advisor.

                                   ARTICLE SIX
                                   -----------

                              SERVICING TERMINATION
                              ---------------------

Section 6.01      Events of Default.
------------      ------------------

         (a) Any of the following acts or occurrences shall constitute an Event of Default:

                  (i) any failure by a Person to deliver to the Trustee for payment to Certificateholders any proceeds or payments received from an Obligor or in respect of the Trust Estate and required to be so delivered under the terms of the Trust Agreement and this Agreement that continues unremedied until 10:00 a.m., California time, on the following Business Day; provided that the Trustee, upon receiving
                                    --------
         actual knowledge of such failure, shall give such Person prompt written, telecopied or telephonic notice of such failure. Notwithstanding the foregoing, any failure by the Trustee to deliver such notice to the Person shall not prevent the occurrence of an Event of Default under this Section 6.01(a)(i); or

                  (ii) any failure by a Person to deliver a Report as required under Section 4.01(a) or (b) that continues unremedied until 10:00 a.m., California time, the following Business Day; provided that, if
                                                               --------
         the Person has not delivered the Report by 12:00 p.m., California time, on the Determination Date, the Trustee shall give the Person notice of such failure. Notwithstanding the foregoing, any failure by the Trustee to deliver such notice to such Person shall not prevent the occurrence of an Event of Default under this Section 6.01(a)(ii); or

                  (iii) any failure on the part of a Person duly to observe or perform in any material respect any other covenants or agreements of such Person set forth in this Agreement, or if any representation or warranty of the Person set forth in Section 2.01 shall prove to be incorrect or misleading in any material respect, which failure or breach continues unremedied for a period of thirty (30) days after the earlier of the date on which such Person becomes aware of such failure or breach or written notice of such failure or breach, requiring the situation giving rise to such breach or non-conformity to be remedied, shall have been given to a Servicing Officer of such Person by the Trustee, the Depositor, the Certificateholder Agent or any Certificateholder; or

                  (iv) the entry of a decree or order for relief by a court having jurisdiction in respect of a Person or a petition against a Person in an involuntary case under any federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, sequestrator or other similar official for such Person or for any substantial part of such Person's property, or ordering the winding up or liquidation of the affairs of the Person and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days; or


                  (v) the commencement by a Person of a voluntary case under any federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency, reorganization or similar law, or the consent by a Person to the appointment of or taking possession by a conservator, receiver, liquidator, assignee, trustee, sequestrator or other similar official in any insolvency, readjustment of debt, marshaling of assets and liabilities, bankruptcy or similar proceedings of or relating to a Person or relating to a substantial part of its property, or the making by the Person of an assignment for the benefit of creditors, or the failure by the Person generally to pay its debts as such debts become due or if the Person shall admit in writing its inability to pay its debts as they become due, or the taking of corporate action by the Person in furtherance of any of the foregoing.

         (b) So long as an Event of Default shall not have been remedied within the period set forth in (i), (ii), (iii) or (iv) above, as applicable, or if an Event of Default described in (v) above occurs, the Trustee shall, at the direction of the Controlling Holders or upon exercise by the Controlling Holders of their rights under Section 6.02(b) of the Trust Agreement, give notice (the "Termination Notice") in writing to the Person(s) to whom the Event of Default concerns (or to any or all of such Persons if such notice is given pursuant to
Section 6.02(b) of the Trust Agreement) of the termination of all, but not less than all, of the rights and the servicing obligations of such Person(s) under this Agreement; provided that such Termination Notice shall not relieve or
                  --------
exculpate such Person(s) from any liability for any action or inaction of such Person(s) hereunder prior to the delivery of such Termination Notice. Notwithstanding the foregoing, no Termination Notice shall take effect until a Successor Servicer has assumed its responsibilities.

         (c) On or after the receipt by a Person of a Termination Notice, all authority and power of such Person under this Agreement, whether with respect to the Certificates or the Loans or otherwise, shall pass to and be vested in a Successor Servicer appointed pursuant to Section 6.02, and, without limitation, such Successor Servicer is hereby authorized and empowered to execute and deliver, on behalf of the Outgoing Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer of the Loans and related documents, or otherwise. The Outgoing Servicer agrees to cooperate with the Trustee, the others of the Servicer, the Special Servicer and the Servicing Advisor and the Successor Servicer in effecting the termination of the responsibilities and rights of the Outgoing Servicer hereunder, including the transfer to the Successor Servicer for administration by it of all cash amounts that shall at the time be held by the Outgoing Servicer for deposit, or have been deposited by the Outgoing Servicer, in the Collection Account or thereafter received with respect to any of the Loans. To assist the Successor Servicer in enforcing all rights under the Loans, the Outgoing Servicer, at its own expense, shall transfer its records (electronic and otherwise) relating to such Loans to the Successor Servicer in such form as the Successor Servicer may reasonably request and shall transfer all other records, correspondence and documents relating to the Loans that it may possess to the Successor Servicer in the manner and at such times as the Successor Servicer shall reasonably request.

         Section 6.02       Appointment of Successor Servicer; Taking of Bids.
         ------------       ---------------------------------------------------

         (a) On and after the time any Servicer, the Special Servicer or Servicing Advisor, as applicable, receives a Termination Notice hereunder, the Depositor, by a Board Resolution, shall promptly appoint a Successor Servicer, as applicable, reasonably satisfactory to the Trustee, on behalf of the Certificateholders; provided that such appointment shall be subject to the prior
                    ---------
approval of the Certificateholder Agent and, unless waived by the Controlling Holders, the written confirmation from the Rating Agency that such appointment would not result in a rating downgrade. If no such Successor Servicer shall have been so appointed within thirty (30) days of notice of removal or resignation and shall have accepted appointment, then the Trustee, on behalf of the Certificateholders, shall appoint a Successor Servicer, as appropriate. If a Depositor Event Default exists and is continuing, the Trustee, acting with the advice of the Certificateholder Agent, shall appoint a Successor Servicer and the Depositor shall have no right to make any such appointment. If the Trustee, on behalf of the Certificateholders shall fail to appoint a Successor Servicer within thirty (30) days, then any of the Controlling Holders or the Directing Holders may petition any court of competent jurisdiction for the appointment of a Successor Servicer.

         (b) Any Successor Servicer shall be a Person experienced with performing the responsibilities of the Outgoing Servicer it replaces. In the case of the Successor Servicer replacing the Servicer, the applicable  experience  required  shall include  experience in servicing  either commercial mortgage or other secured business loans. In the case of the Successor Servicer replacing the Special Servicer, the applicable experience required shall include experience in the management and disposition of underperforming, non-performing and defaulted commercial mortgage or other secured business loans. In the case of the Successor Servicer replacing the Servicing Advisor, such Successor Servicer shall be a Person (i) that has as its principal employees or officers one or more persons whose primary business for at least ten (10) years has been providing advisory, valuation and consulting services to funeral home and cemetery businesses and (ii) who is approved by the Controlling Holders (which approval shall not be unreasonably withheld).

         (c) The Successor Servicer shall be the successor in all respects to the Servicer, the Special Servicer or the Servicing Advisor, as applicable, in its capacity as Servicer, Special Servicer or Servicing Advisor, as applicable, under the Transaction Documents and the transactions set forth or provided for therein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Successor Servicer, as appropriate, by the terms and provisions hereof; provided that the Successor Servicer shall not be liable
                        --------
for any acts or omissions of the Outgoing Servicer or for any breach by the Outgoing Servicer of any of its representations and warranties contained herein or in any related document or agreement. The Successor Servicer shall be entitled to the applicable Servicer Fee, Special Servicer Fee or Servicing Advisor Fee and, as applicable, all Servicing Charges.

         (d) The Servicer, the Special Servicer, the Servicing Advisor, the Depositor, the Trustee and such Successor Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Successor Servicer, as appropriate (or the Trustee or the Certificateholders if such Certificateholders have previously reimbursed the Successor Servicer therefor) shall be reimbursed for Transition Costs, if any, incurred in connection with the assumption of responsibilities of the Successor Servicer, upon receipt of documentation of such costs and expenses and in accordance with Section 5.02 of the Trust Agreement. The Successor Servicer shall have no claim against the Depositor or the Trust Estate for any costs and expenses incurred in effecting such succession in excess of the amount specified in the definition of "Transition Costs."

         (e) Solely for purposes of establishing the fee to be paid to the Successor Servicer, and only if the Successor Servicer would require a fee higher than the fee previously paid, the Successor Servicer shall solicit written bids, with a copy to the Certificateholders and the Certificateholder Agent (such bids to include a proposed servicer fee and servicing transfer costs) from not less than three (3) Persons experienced in the servicing of loans similar to the Loans and that are not Affiliates of the Trustee, the Servicer, the Special Servicer, the Servicing Advisor or the Depositor and are reasonably acceptable to the Controlling Holders. The Depositor and the Certificateholder Agent may also solicit additional bids from other such entities. Any such written solicitation shall prominently indicate that bids should specify any applicable Transition Costs and that any such transfer costs in excess of the Servicer Fee, the Special Servicer Fee, or the Servicing Advisor Fee shall be paid only pursuant to Section 5.02 of the Trust Agreement. The Successor Servicer shall act as Servicer, Special Servicer, or Servicing Advisor, as appropriate, hereunder and shall, subject to the availability of sufficient funds in the Collection Account pursuant to Section 5.02 of the Trust Agreement (up to the Servicer Fee, the Special Servicer Fee, or the Servicing Advisor Fee, as applicable, and up to any Successor Servicer's Transition Costs), receive as compensation therefor a fee equal to the fee proposed in the bid so solicited which provides for the lowest combination of servicer fee and transition costs, as reasonably determined by the Controlling Holders.

         Section 603       Effects of Termination.
         ------------       -----------------------

         (a) Upon the appointment of a Successor Servicer, the applicable Outgoing Servicer shall remit any Scheduled Payments and any other payments or proceeds that it may receive pursuant to any Loan or otherwise to the Successor Servicer after such date of appointment.

         (b) After the delivery of a Servicer Termination Notice, Special Servicer Termination Notice or Servicing Advisor Termination Notice and the acceptance of appointment by a Successor Servicer, the Outgoing Servicer shall continue to have all of its obligations with respect to the management, administration, servicing, enforcement, custody or collection of the Loans in full until such time as the Successor Servicer has assumed its responsibilities. Thereafter, the Successor Servicer shall have all of such obligations, except that the Outgoing Servicer shall transmit or cause to be transmitted directly to the Successor Servicer, promptly on receipt and in the same form in which received, any amounts held or received by the Outgoing Servicer (properly endorsed where required for the Successor Servicer to collect them) received as payments upon or otherwise in connection with the Loans. The Outgoing Servicer's indemnification obligations pursuant to Section 5.01 will survive the termination of such Outgoing Servicer but will not extend to any acts or omissions of a Successor Servicer.

         Section 6.04       No Effect on Other Parties.
         ------------       ---------------------------

         Upon any termination of the rights and powers of the Servicer, the Special Servicer or the Servicing Advisor pursuant to Section 6.01 or Section 6.02, or upon any appointment of a Successor Servicer, all the rights, powers, duties and obligations of the other parties under the Transaction Documents shall remain unaffected by such termination or appointment and shall remain in full force and effect thereafter.

         Section 6.05       Waiver of Past Defaults.
         ------------       --------------------------

         The Trustee shall, at the direction of the Controlling Holders, waive any default by any of the Servicer, the Special Servicer or the Servicing Advisor in the performance of its obligations hereunder and its consequences, other than a default with respect to required deposits and payments in accordance with Article Three or a default of the type set forth in clauses (iv) or (v) of Section 6.01(a), which waiver shall require the consent of each Certificateholder. Upon any such waiver of a past default, such default shall cease to exist and any Servicer Event of Default, Special Servicer Event of Default or Servicing Advisor Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly waived.

         Section 6.06       Notification to Certificateholders and the
         ------------       -------------------------------------------
Certificateholder Agent.
------------------------

         The Servicer, the Special Servicer or the Servicing Advisor, as appropriate, shall promptly notify the Successor Servicer, the Certificateholders, the Certificateholder Agent, the others of the Servicer, the Special Servicer, and the Servicing Advisor, the Depositor, the Rating Agency and the Trustee of any Servicer Event of Default, Special Servicer Event of Default or Servicing Advisor Event of Default upon actual knowledge thereof by a Servicing Officer. Upon any termination of, or appointment of a successor to, the Servicer, the Special Servicer or the Servicing Advisor pursuant to this
Article 6, the Trustee shall give prompt written notice thereof to the Rating Agency and the Certificateholder Agent and to the Certificateholders at their respective addresses appearing on the Certificate Register.

                                  ARTICLE SEVEN
                                  -------------

                               GENERAL PROVISIONS
                               ------------------

          Section 7.01      Termination of the Agreement.
          ------------      -----------------------------

         (a) Except with respect to a particular party under Sections 5.01, 5.02, 5.04, 6.01 or 6.03, the respective duties and obligations of the Servicer, the Special Servicer, the Servicing Advisor, the Depositor and the Trustee created by this Agreement shall terminate upon the discharge of the Trust Agreement in accordance with its terms; provided that no resignation or removal
                                         --------
of the Trustee and no appointment of a successor Trustee shall become effective until the acceptance of appointment by the successor Trustee under Section 7.09 of the Trust Agreement. Upon the termination of this Agreement pursuant to this
Section 7.01(a), the Servicer and the Special Servicer shall pay to the Depositor (or upon the Depositor's order) all monies with respect to the Loan Assets held by the Servicer or the Special Servicer and to which such Person is not entitled.

         (b) This Agreement shall not be automatically terminated as a result of an Event of Default under the Trust Agreement or any action taken by the Trustee thereafter with respect thereto, and any liquidation or preservation of the Trust Estate by the Trustee thereafter shall be subject to the rights of the Servicer and Special Servicer to service the Loans and the Loan Collateral and to collect servicing compensation as provided hereunder.

         Section 7.02       Amendments.
         -----------        -----------

         (a) This Agreement and the rights and obligations of the parties hereunder may not be changed orally but only by an instrument in writing signed by the party against whom enforcement is sought together with the prior written consent of the Holders of not less than 51% of the Outstanding Principal Amount of each affected Class (or, with respect to any affected Class during the Funding Period applicable to such Class, of not less than 51% of the Maximum Series Amount of such Class) of Rated Certificates; provided that no such
                                                          ---------
amendment shall, without the consent of each Certificateholder, (i) alter the method of computing any allocation of funds under this Agreement or the priority of any funds to be allocated under this Agreement, (ii) permit the creation of any Lien on the Trust Estate (other than the Lien of the Trust Agreement) or any portion thereof or deprive any such Certificateholder of the benefit of this Agreement with respect to the Trust Estate or any portion thereof, or (iii) modify this Section 7.02.

         (b) Promptly after the execution of any amendment hereto, the Special Servicer shall send to the Servicer, the Servicing Advisor, the Depositor, the Trustee, the Certificateholder Agent, each Certificateholder and each Rating Agency a conformed copy of each such amendment.

         (c) It shall be necessary, in obtaining the consent of a Certificateholder under this Section 7.02, for the Certificateholder to approve the particular form of any proposed amendment. The manner of obtaining such consent and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

         (d) Any amendment or modification effected contrary to the provisions of this Section 7.02 shall be void.

         Section 7.03       Governing Law.
         ------------       --------------

         This Agreement shall be construed in accordance with the internal laws of the State of New York without regard to conflict of laws principles and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         Section 7.04       Notices.
         ------------       --------

         All demands, notices and communications hereunder shall be in writing, shall be made in accordance with the provisions of the Trust Agreement, and shall be addressed, if to the Depositor, at 1700 Montgomery Street, Suite 250B, San Francisco, California 94111 Fax 415-394-6703, if to the Servicer, at 1700 Montgomery Street, Suite 250, San Francisco, California 94111 Fax 415-394-9471, if to the Special Servicer at 1700 Montgomery Street, Suite 250, San Francisco, California 94111 Fax 415-394-9471, if to the Servicing Advisor, at ***Fax ***, if to the Certificateholders, to their address set forth on the Certificate Register, and if to the Trustee, at One M&T Plaza, 7th Floor, Buffalo, New York 14203-2399 Fax 716-842-4474. All demands, notices and communications made in accordance with the provisions hereof shall be deemed to have been received or made (as applicable) as provided in the Trust Agreement. Any Person may change the address for notices hereunder by giving notice of such change to the other Persons (or in the case of a Certificateholder, by causing the Trustee to change its address as provided on the Certificate Register).

         Section 7.05       Severability of Provisions.
         ------------       ---------------------------

         If one or more of the provisions of this Agreement shall be for any reason whatsoever held invalid, such provisions shall be deemed severable from the remaining covenants and provisions of this Agreement, and shall in no way affect the validity or enforceability of such remaining provisions, the rights of any parties hereto, or the rights of the Trustee or any Certificateholder. To the extent permitted by law, the parties hereto waive any provision of law which renders any provision of this Agreement prohibited or unenforceable in any respect.

         Section 7.06       Binding Effect.
         ------------       ---------------

         All provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders. This Agreement may not be modified except by a writing signed by all parties hereto.

         Section 7.07       Article Headings and Captions.
         ------------       ------------------------------

         The article headings and captions in this Agreement are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

         Section 7.08       Legal Holidays.
         ------------       ---------------

         In the event that where the date on which any action required to be taken, document required to be delivered or payment required to be made is not a Business Day, such action, delivery or payment need not be made on such date, but may be made on the next succeeding Business Day.

***Confidential information omitted purusant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

         Section 7.09       Assignment for Security for the Certificates.
         ------------       ---------------------------------------------

         The Servicer, the Special Servicer, the Servicing Advisor and the Trustee understand that the Depositor will assign to the Trustee all its right, title and interest to this Agreement. The Servicer, the Special Servicer, the Servicing Advisor and the Trustee consent to such assignment and further agree that all representations, warranties, covenants and agreements of the Servicer, the Special Servicer, and the Servicing Advisor made herein shall also be for the benefit of and inure to the Trustee and all Certificateholders.

         Section 7.10      No Servicing Assignment.
         ------------      ------------------------

         Notwithstanding anything to the contrary contained herein, except as provided in Sections 5.02 and 5.04, this Agreement may not be assigned by the Depositor, the Servicer, the Special Servicer or the Servicing Advisor without the prior written consent of the Controlling Holders.

         Section 7.11      Notifications.
         ------------      --------------

         Notwithstanding any provision to the contrary contained in this Agreement, all reports, notices, consents and communications which are required, by the terms of this Agreement, to be delivered by the Certificateholders, the Certificateholder Agent or the Directing Holders to the Trustee, as the context requires, shall be required to be delivered to the Trustee in writing.

         Section 7.12      Successor Servicer.
         ------------      -------------------

         (a) Notwithstanding anything contained in this Agreement to the contrary, any Successor Servicer shall promptly after it assumes the role obtain state and federal qualifications, licenses and franchises necessary for it to perform its servicing responsibilities under this Agreement.

         (b) Notwithstanding anything contained in this Agreement to the contrary, the Successor Servicer shall only be required to perform its obligations in the time and manner set forth in this Agreement if, and to the extent, any information which is required to be delivered to the Successor Servicer or any information on which the Successor Servicer is authorized to rely on, is delivered to the Successor Servicer in accordance with provisions of this Agreement; provided that nothing in this clause (b) shall be construed to
                  --------
relieve the Successor Servicer of its obligations under this Agreement if the failure appropriately to deliver or provide any such information to the Successor Servicer is remedied.

         IN WITNESS WHEREOF, the Depositor, the Servicer, the Special Servicer, the Servicing Advisor and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the date and year first above written.


                                MANUFACTURERS AND TRADERS TRUST
                                COMPANY, as Trustee

                                By:     /S/ Russell T. Whitley
                                --------------------------------
                                Name:    Russell T. Whitley
                                Title:   Assistant Vice President


                                ALLEGIANCE CAPITAL, LLC,
                                Special Servicer

                                By:      /s/ Alan B. Perper
                                --------------------------------
                                Name:   Alan B. Perper
                                Title:  President

                                POINT WEST CAPITAL CORPORATION, as Servicer


                                By:     /s/ Alan B. Perper
                                --------------------------------
                                Name:   Alan B. Perper
                                Title:  President

                                ***
                                Servicing Advisor

                                By:     /s/ ***
                                --------------------------------
                                Name:   ***
                                Title:  President


                                ALLEGIANCE FUNDING CORP. I,
                                Depositor


                                By:     /s/ Alan B. Perper
                                --------------------------------
                                Name:   Alan B. Perper
                                Title:  President


***Confidential information omitted purusant to a request for confidential treatment filed separately with the Securities and Exchange Commission.